As filed with the Securities and Exchange Commission on December 27, 2024

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 423	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 423	☒
(Check appropriate box or boxes.)

 AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:

Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on March 1, 2025 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

[XX XX, 2025]

Share Class
	A	C	Y	R6	Advisor	R5	Investor
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Large Cap Value Fund SM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page   27 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page   41  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.20%	0.17%	0.17%	0.06%	0.31%	0.10%	0.39%
Total Annual Fund Operating Expenses	1.00%	1.72%	0.72%	0.61%	1.11%	0.65%	0.94%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $1 million or more. However, the Fund assesses a contingent deferred sales charge (‘‘CDSC’’) of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$671	$875	$1,096	$1,729
C	$275	$542	$933	$2,030
Y	$74	$230	$401	$894
R6	$62	$195	$340	$762
Advisor	$113	$353	$612	$1,352
R5	$66	$208	$362	$810
Investor	$96	$300	$520	$1,155

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies that the Fund considers to have value characteristics.

The Fund considers large market capitalization companies to be those with market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000® Index measures the performance of the 1,000 largest  U.S. companies based on total market capitalization. As of December 31, 2024 , the Russell 1000® Index consisted of companies with market capitalizations of $ xxx.x million and greater. The Fund considers a company to be a U.S. company if:

■	the company is incorporated in the United States;

■	the company’s security is primarily listed for trading in a United States market;

■	the company is headquartered in the United States; or

■	the company has at least half of its assets or derives at least half of its revenues in the United States.

The Fund considers a company to have value characteristics if it has one or more of the following characteristics (relative to the S&P 500® Index):

■	below-average price to earnings ratio,

■	below-average price to book value ratio,

■	below-average price to cash flow ratio, or

■	below-average price to sales ratio.

The Fund principally invests in large-capitalization and mid-capitalization companies, and to a lesser extent in small-capitalization companies.  The Fund’s investments in equity securities may include common stocks, depositary receipts, which may include American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund’s investments in stocks include dividend-paying stocks.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. In addition, the sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.  The Fund also may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund , its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on a  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■	Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

■	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Foreign Exposure Risk
Exposure to non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility, and (4) different government regulation The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country , including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).   Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. The Fund may invest in the following types of futures contracts:

•	Index Futures Contracts Risk. Futures contracts on indices expose the Fund to volatility in an underlying index.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
High public debt in the  U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Some countries, including the  U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and China, political or economic dysfunction within some nations, including major producers of oil, and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the  U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments or may make it more costly for the Fund to operate, which may impact performance.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index , as well as an additional market index with characteristics that are similar to those of the Fund,  for the periods indicated.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. In the table below, for the period prior to February 28, 2017, the performance of the R6 Class shares reflects the returns of the R5 Class shares of the Fund. The R6 Class shares would have had similar annual returns to the R5 Class shares of the Fund because the shares of each class represent investments in the same portfolio securities. However, as reflected in the table in the “Fees and Expenses of the Fund” section of this Fund Summary, the expenses of the R5 Class shares of the Fund differ from those of the R6 Class shares, which would affect performance. To the extent that the R5 Class shares may have had lower expenses than the R6 Class shares prior to February 28, 2017, the performance of the R5 Class shares would likely have been higher than the performance the R6 Class shares would have realized during the same period. The performance of the R6 Class shares shown in the table has not been adjusted for differences in operating expenses between the R6 Class shares and R5 Class shares.  C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the performance as though C Class shares were held for the full 10-year period.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: [XX]% [XX] Quarter 20[XX] 01/01/ 2015 through 12/31/ 2024 Lowest Quarterly Return: [XX]% [XX] Quarter 20[XX] 01/01/ 2015 through 12/31/ 2024

Average annual total returns for periods ended December 31, 2024

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		[XX] %	[XX] %	[XX] %
Returns After Taxes on Distributions		[XX] %	[XX] %	[XX] %
Returns After Taxes on Distributions and Sales of Fund Shares		[XX] %	[XX] %	[XX] %

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	[XX] %	[XX] %	[XX] %
C	09/01/2010	[XX] %	[XX] %	[XX] %
Y	08/03/2009	[XX] %	[XX] %	[XX] %
R6	02/28/2017	[XX] %	[XX] %	[XX] %
Advisor	05/31/2005	[XX] %	[XX] %	[XX] %
R5	07/17/1987	[XX] %	[XX] %	[XX] %

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
S&P 500® Index*	[XX] %	[XX] %	[XX] %
Russell 1000® Value Index	[XX] %	[XX] %	[XX] %
*	The S&P 500 Index is replacing the Russell 1000 Value Index as a broad-based securities market index to comply with a new regulatory requirement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

■	Barrow, Hanley, Mewhinney & Strauss, LLC

■	Hotchkis and Wiley Capital Management, LLC

■	Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Paul B. Cavazos Senior Vice President & Chief Investment Officer Since 2016 Robyn A. Serrano Portfolio Manager Since 2023	Kirk L. Brown Senior Portfolio Manager Since 2016
Barrow, Hanley, Mewhinney & Strauss, LLC	Mark Giambrone Portfolio Manager/Senior Managing Director Since 2015
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager, and Executive Chairman Since 1989 Scott McBride Portfolio Manager and Chief Executive Officer Since 2004	Doug Campbell Portfolio Manager Since 2024 Patricia McKenna Principal and Portfolio Manager Since 1995
Massachusetts Financial Services Company	Katherine Cannan Investment Officer and Portfolio Manager Since 2019	Nevin Chitkara Investment Officer and Portfolio Manager Since 2010 [1] Thomas P. Crowley Investment Officer and Portfolio Manager Since December 2024
1	Mr. Chitkara is expected to retire effective May 1, 2026.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave, Suite 219643 Kansas City, MO 64105- 1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon Small Cap Value Fund SM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page   27 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page   41  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.26%	0.25%	0.16%	0.06%	0.34%	0.09%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.22%	1.96%	0.87%	0.77%	1.30%	0.80%	1.15%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $1 million or more. However, the Fund assesses a contingent deferred sales charge (‘‘CDSC’’) of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$692	$940	$1,207	$1,967
C	$299	$615	$1,057	$2,285
Y	$89	$278	$482	$1,073
R6	$79	$246	$428	$954
Advisor	$132	$412	$713	$1,568
R5	$82	$255	$444	$990
Investor	$117	$365	$633	$1,398

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$199	$615	$1,057	$2,285

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets , plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies that the Fund considers to have value characteristics.

The Fund considers small market capitalization companies to be those with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index at the time of investment. As of December 31, 2024 , the Russell 2000® Index consisted of companies with market capitalizations of $xx.x million to $ xx billion. The Fund considers a company to be a U.S. company if:

■	the company is incorporated in the United States;

■	the company’s security is primarily listed for trading in a United States market;

■	the company is headquartered in the United States; or

■	the company has at least half of its assets or derives at least half of its revenues in the United States.

The Fund considers a company to have value characteristics if it has one or more of the following characteristics (relative to the Russell 2000® Index):

■	below-average price to earnings ratio,

■	below-average price to book value ratio,

■	below-average price to cash flow ratio, or

■	below-average price to sales ratio.

The Fund may also invest in mid-capitalization and micro-capitalization companies. The Fund’s investments principally include common stocks and real estate investment trusts (“REITs”). The Fund’s investments include dividend-paying stocks and REITs.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. Except for Brandywine Global Investment Management, LLC (“Brandywine Global”), each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company’s tangible assets, sustainability of its cash flows, capital intensity and financial leverage.

Brandywine Global employs a primarily quantitative strategy that focuses on buying stocks deemed to be less expensive based on price to earnings ratio or price to book value ratio and that have positive price momentum.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the  Financials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. The Fund may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments for which an ESG score is available or it is feasible to calculate an ESG score. Accordingly, a small portion of the securities in the portions of the Fund managed by  Brandywine Global Investment Management, LLC, DePrince, Race & Zollo, Inc., and Newton Investment Management North America, LLC may not receive an ESG score and those sub-advisors may not consider ESG analysis. In addition, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. Furthermore , the sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund , its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on a  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■	Real Estate Investment Trusts (“REITs”) Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; regulatory limitations on rents and operating expenses; and other governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. REITs may not be diversified geographically or by property or tenant type. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended (“Investment Company Act”). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise. REITs tend to be small- to mid-capitalization securities and, as such, are subject to the risks of investing in small- to mid-capitalization securities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).   Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. The Fund may invest in the following types of futures contracts:

•	Index Futures Contracts Risk. Futures contracts on indices expose the Fund to volatility in an underlying index.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in recent years in the  U.S. and abroad, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
High public debt in the  U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Some countries, including the  U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and China, political or economic dysfunction within some nations, including major producers of oil, and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the  U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments or may make it more costly for the Fund to operate, which may impact performance.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Micro-Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by a sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete, accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction). The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Quantitative Strategy Risk
The success of the Fund’s investment strategy may depend in part on the effectiveness of a  sub-advisor’s quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security’s value. The quantitative tools may not react as expected to market events, resulting in losses for the Fund. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-advisor and therefore may also result in losses. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks .

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Financials Sector Risk. Companies in the Financials sector are subject to extensive governmental regulation and intervention, which may result in financial penalties and limits on the scope of their activities, the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The impact of recent or future regulation on the Financials sector, including more stringent capital requirements, cannot be predicted. In addition, fiscal, regulatory and monetary policies, economic conditions, interest rate changes, credit rating downgrades, and decreased liquidity in the credit markets may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets, thereby affecting a wide range of companies in the Financials sector. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which also may negatively impact the Fund.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index , as well as an additional market index with characteristics that are similar to those of the Fund, for the periods indicated.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. In the table below, for the period prior to February 28, 2017, the performance of R6 Class shares reflects the returns of the R5 Class shares of the Fund. The R6 Class would have had similar annual returns to the R5 Class shares of the Fund because the shares of each class represent investments in the same portfolio securities. However, as reflected in the table in the “Fees and Expenses of the Fund” section of this Fund Summary, the expenses of the R5 Class shares differ from those of the R6 Class shares, which would affect performance.   To the extent that the R5 Class shares may have had lower expenses than the R6 Class shares prior to February 28, 2017, the performance of the R5 Class shares would likely have been higher than the performance the R6 Class shares would have realized during the same period. The performance of the R6 Class shares shown in the table has not been adjusted for differences in operating expenses between the R6 Class shares and R5 Class shares. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the performance as though C Class shares were held for the full 10-year period.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: [XX]% [XX] Quarter 20[XX] 01/01/ 2015 through 12/31/ 2024 Lowest Quarterly Return: [XX]% [XX] Quarter 20[XX] 01/01/ 2015 through 12/31/ 2024

Average annual total returns for periods ended December 31, 2024

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	02/28/1999
Returns Before Taxes		[XX] %	[XX] %	[XX] %
Returns After Taxes on Distributions		[XX] %	[XX] %	[XX] %
Returns After Taxes on Distributions and Sales of Fund Shares		[XX] %	[XX] %	[XX] %

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	[XX] %	[XX] %	[XX] %
C	09/01/2010	[XX] %	[XX] %	[XX] %
Y	08/03/2009	[XX] %	[XX] %	[XX] %
R6	02/28/2017	[XX] %	[XX] %	[XX] %
Advisor	05/01/2003	[XX] %	[XX] %	[XX] %
R5	12/31/1998	[XX] %	[XX] %	[XX] %

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
S&P 500® Index*	[XX] %	[XX] %	[XX] %
Russell 2000® Value Index	[XX] %	[XX] %	[XX] %
*	The S&P 500 Index is replacing the Russell 2000 Value Index as a broad-based securities market index to comply with a new regulatory requirement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

■	Barrow, Hanley, Mewhinney & Strauss, LLC

■	Brandywine Global Investment Management, LLC

■	DePrince, Race & Zollo, Inc.

■	Hotchkis and Wiley Capital Management, LLC

■	Newton Investment Management North America, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Paul B. Cavazos Senior Vice President & Chief Investment Officer Since 2016 Robyn A. Serrano Portfolio Manager Since 2021	Colin J. Hamer Senior Portfolio Manager Since 2018

Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure, CFA Portfolio Manager/Managing Director Since 2003 [1] DJ Taylor, CFA, CAIA Portfolio Manager/Managing Director Since 2022	W. Coleman Hubbard, CFA Portfolio Manager/Managing Director Since 2020
Brandywine Global Investment Management, LLC	Henry F. Otto Portfolio Manager/Managing Director Since Fund Inception (1998) Michelle K. Bevan, CFA Portfolio Manager Since 2022	Steven M. Tonkovich Portfolio Manager/Managing Director Since Fund Inception (1998)
DePrince, Race & Zollo, Inc.	Gregory Ramsby Portfolio Manager Since 2022	Randy Renfrow Portfolio Manager Since 2022
Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998)	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998)
Newton Investment Management North America LLC	Andrew Leger Senior Portfolio Manager Since 2022
1	Mr. McClure is expected to retire effective April 1, 2025.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave , Suite 219643 Kansas City, MO 64105- 1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies , their principal strategies, their principal risks, and performance index(es). However, this Prospectus does not describe all of a Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Funds’ SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■	The American Beacon Large Cap Value Fund’s investment objective is long-term capital appreciation and current income .

■	The American Beacon Small Cap Value Fund’s investment objective is long-term capital appreciation and current income.

Each  Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Investment Policies

■	The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes , in equity securities of large market capitalization U.S. companies that the Fund considers to have value characteristics .

■	The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets , plus the amount of any borrowings for investment purposes , in equity securities of small market capitalization U.S. companies that the Fund considers to have value characteristics .

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, a Fund may not achieve its investment objectives.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■	develops overall investment strategies for each Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisors’ investment performance,

■	monitors the sub-advisors’ compliance with each Fund’s investment objectives, policies and restrictions,

■	oversees each Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investments for the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments .

Each  Fund’s assets are allocated among one or more sub-advisors by the Manager.

Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds’ assets in accordance with the Funds’ objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

In the future, the Manager may allocate a Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (“SEC’’) that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Funds and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Funds may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor. Each Fund’s sub-advisors are set forth below.

American Beacon Large Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

■	Barrow, Hanley, Mewhinney & Strauss, LLC

■	Hotchkis and Wiley Capital Management, LLC

■	Massachusetts Financial Services Company

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

Prospectus – Additional Information About the Funds15

■	Barrow, Hanley, Mewhinney & Strauss, LLC

■	Brandywine Global Investment Management, LLC

■	DePrince, Race & Zollo, Inc

■	Hotchkis and Wiley Capital Management, LLC

■	Newton Investment Management North America, LLC

As of the date of this Prospectus, the Fund’s assets are allocated among the sub-advisors generally on an equal basis. The Manager intends to allocate new assets among the Fund’s sub-advisors generally equally, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

Additional Information About Investments

This section provides more detailed information regarding certain of the Funds’ principal investment strategies as well as information regarding the Funds’ strategy with respect to investment of cash balances.

Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, a Fund may utilize the following investments:

■	Futures Contracts. To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, a Fund may purchase and sell non-commodity-based index futures contracts on a daily basis that relate to securities in which it may invest directly. An index futures contract is a contract to purchase or sell the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of any initial and variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in index futures contracts until the cash balances are delivered to settle the securities transactions. This exposes a Fund to the market risks associated with the purchased securities and the index, so the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or margin obligations. The risks associated with the use of index futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying indices and that there may not be a liquid secondary market for a futures contract.

■	Government Money Market Funds. A Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If a Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that a Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Investments
A  Fund’s equity investments may include:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

■	Depositary Receipts. American Depositary Receipts (“ ADRs ”) are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs typically are issued by domestic banks and trust companies and represent the deposit with the bank of the securities of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. In addition, a Fund may invest in unsponsored depositary receipts, which are implemented by a depositary bank with no direct involvement of the foreign issuers, and the issuers are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of the underlying securities or of sponsored depositary receipts, which are implemented in collaboration with the foreign issuers. GDRs may be offered in one or more foreign countries and represent the deposit with a foreign bank of securities of a foreign issuer.

■	Real Estate Investment Trusts (“REITs”). Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. Hybrid REITs own both. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

■	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges. Non-U.S. companies may list their common stock on U.S. exchanges subject to meeting the relevant exchange’s listing requirements and U.S. regulatory requirements applicable to non-U.S. companies that list their shares in the U.S.

Other Investment Companies
A  Fund, at times, may invest in shares of other investment companies. A Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

16Prospectus – Additional Information About the Funds

■	Government Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. A Fund could invest in government money market funds rather than purchasing individual short-term investments. If a Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of each Fund’s respective principal investment strategies. These risk factors are explained following the table. References to “the Fund” and “a Fund” in the risk explanations are intended to refer the Fund(s) identified in the table as having that risk factor. The principal risks of investing in each Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears.

Risk	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Cybersecurity and Operational Risk	X	X
Dividend Risk	X	X
Environmental, Social, and/or Governance Investing Risk	X	X
Equity Investments Risk	X	X
■ Common Stock Risk	X	X
■ Depositary Receipts Risk	X
■ Real Estate Investment Trusts (“REITs”) Risk		X
■ U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk	X
Foreign Exposure Risk	X
Futures Contracts Risk	X	X
■ Index Futures Contracts Risk	X	X
Investment Risk	X	X
Issuer Risk	X	X
Large-Capitalization Companies Risk	X
Market Risk	X	X
■ Recent Market Events Risk	X	X
Micro-Capitalization Companies Risk		X
Mid-Capitalization Companies Risk	X	X
Model and Data Risk		X
Multiple Sub-Advisor Risk	X	X
Other Investment Companies Risk	X	X
■ Government Money Market Funds Risk	X	X
Quantitative Strategy Risk		X
Redemption Risk		X
Sector Risk		X
■ Financials Sector Risk		X
Securities Lending Risk	X	X
Securities Selection Risk	X	X
Small-Capitalization Companies Risk	X	X
Value Stocks Risk	X	X

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact a Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  a Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with a Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of

Prospectus – Additional Information About the Funds17

these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Funds to conduct operations or of shareholders to transact the Funds’ shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. A  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties , third-party fund distribution platforms,  or the issuers of securities in which a Fund invests. The issuers of a Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of a Fund’s investments, leading to significant loss of value.

Dividend Risk
A  Fund’s investments in dividend-paying stocks could cause a  Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a  Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a  Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a  Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by a sub-advisor may cause a Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. The use of ESG investment considerations may also affect a Fund’s exposure to certain investments, sectors or industries, which may impact a Fund’s relative investment performance depending on the performance of those issuers, sectors or industries.   A Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a sub-advisor has established its own ESG integration process in accordance with a Fund’s investment strategies, successful integration of ESG factors will depend on a sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact a Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A Fund may invest in the following equity securities, which may expose a Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

■	Depositary Receipts Risk. A Fund may invest in securities issued by foreign companies through ADRs and GDRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

■	Real Estate Investment Trusts (“REITs”) Risk. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; risks related to general and local economic conditions; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income;

18Prospectus – Additional Information About the Funds

extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; changes in tax and regulatory requirements; losses due to environmental liabilities; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Equity, mortgage and hybrid REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers. Any domestic REIT could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise. REITs tend to be small- to mid-capitalization securities and, as such, are subject to the risks of investing in small- to mid-capitalization securities.

■	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent a Fund invests in U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact a Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities which would also increase a Fund’s costs.

Foreign Exposure Risk
Exposure to non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility , and (4) different government regulation of issuers. To the extent a Fund exposes a significant portion of its assets to securities of non-U.S. issuers domiciled in a single country or region, it is more likely to be affected by events or conditions of that country or region. A Fund’s exposure to a non-U.S. issuer may subject a Fund to regulatory, political, currency, security, economic and other risks associated with that country , including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the assets of non-U.S. issuers to which the Fund is exposed. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date.  The use of futures contracts may expose a Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those futures contracts. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience potentially dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a  Fund. An abrupt change in the price of an underlying security could render the underlying derivative instrument worthless. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a  Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired. When a  Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a  Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. The Fund may invest in the following types of futures contracts:

•	Index Futures Contracts Risk. Futures contracts on indices expose a Fund to volatility in the underlying index.

Investment Risk
An investment in a  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A  Fund should not be relied upon as a complete investment program. The share price of a  Fund fluctuates, which means that when you sell your shares of a  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a  Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Market Risk
A  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have

Prospectus – Additional Information About the Funds19

also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which could increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
 Although interest rates were unusually low in recent years in the  U.S. and abroad, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and China, political or economic dysfunction within some nations, including major producers of oil, and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.  Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to a Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit a Fund’s ability to pursue its investment strategies or make certain investments or may make it more costly for a Fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a Fund. As artificial intelligence is used more widely, the value of a Fund’s holdings may be impacted, which could impact the overall performance of a  Fund. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot  be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts

20Prospectus – Additional Information About the Funds

from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Micro-Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of a  Fund’s portfolio.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Model and Data Risk
Models and data are used to screen potential investments for  a Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that the models are complete or accurate, or representative of future market cycles, nor that they will always be beneficial to  a Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to a Fund. The sub-advisor’s security selection can be adversely affected if it relies on erroneous or outdated data, and there is a risk that the finished model may contain errors, omissions, imperfections or malfunctions, one or more of which could adversely affect a Fund’s performance. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction).

Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.

Multiple Sub-Advisor Risk
The Manager may allocate a Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of a Fund’s assets. To a significant extent, a Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating a Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of a Fund. Because each sub-advisor manages its allocated portion of a Fund independently from another sub-advisor, the same security may be held in different portions of a Fund, or may be acquired for one portion of a Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in a Fund’s holdings. Similarly, under certain market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of a Fund. Because each sub-advisor directs the trading for its own portion of a Fund, and does not aggregate its transactions with those of the other sub-advisors, a Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate a Fund’s assets among a Fund’s sub-advisors in a manner that it believes is consistent with achieving a Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating a Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk
To the extent that a  Fund invests in shares of other registered investment companies, a  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a  Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a  Fund’s investment may decline, adversely affecting a  Fund’s performance. To the extent a  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. A  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or

Prospectus – Additional Information About the Funds21

principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Quantitative Strategy Risk
The success of a  Fund’s investment strategy may depend in part on the effectiveness of a  sub-advisor’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. As a result, a portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. A  sub-advisor’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a Fund. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors , omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A  sub-advisor’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-advisor and therefore may also result in losses. No assurance can be given that a model will be successful under all or any market conditions. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.

Redemption Risk
A  Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to sell are illiquid. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. During periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.

Sector Risk
Sector risk is the risk associated with a Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase and a Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if a Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. A Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As a Fund’s portfolio changes over time, a Fund’s exposure to a particular sector may become higher or lower.

■	Financials Sector Risk. Companies in the Financials sector are subject to extensive governmental regulation and intervention, which may result in financial penalties and limits on the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain, and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the Financials sector, including effects not intended by such regulation. The impact of recent or future regulation, including more stringent capital requirements, cannot be predicted. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly. In addition, fiscal, regulatory and monetary policies, economic conditions, interest rate changes, loan losses, credit rating downgrades, and decreased liquidity in the credit markets may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets, thereby affecting a wide range of financial institutions and markets..
Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Companies in the Financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. In addition, financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a Fund.

Securities Lending Risk
A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” below).

Securities Selection Risk
Securities selected for a Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

22Prospectus – Additional Information About the Funds

Small-Capitalization Companies Risk
Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of a  Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While a Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Indices

The performance of each Fund is compared to a broad-based securities market index and an additional market index. Set forth below is additional information regarding the indices to which  each Fund’s performance is compared.

American Beacon Large Cap Value Fund

The Fund’s performance is compared to the S&P 500 Index and Russell 1000 Value Index.

■	The S&P 500 ® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

■	The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

American Beacon Small Cap Value Fund

The Fund’s performance is compared to the S&P 500 Index and Russell 2000 Value Index.

■	The S&P 500 ® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

■	The Russell 2000® Value Index is a registered trademark of Frank Russell Company. The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Notices Regarding Index Data

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund  nor any associated literature or publications and  LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

All rights in the Russell 1000 Value Index, the Russell 2000 Index, and the Russell 2000 Value Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 1000 ® and Russell 2000 ® are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from a Fund or the suitability of the Indexes for the purpose to which it is being put by the Manager.

The S&P 500 Index (“Index”) and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors. and has been licensed for use by the Fund. © 2024 S&P Dow Jones Indices, LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit   www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of the Index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of the Index or the date included therein.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Prospectus – Fund Management23

For the fiscal year ended October 31, 2024 , each Fund identified below paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund’s average daily  net assets, net of any waivers and recoupments of the management and sub-advisory fees, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
American Beacon Large Cap Value Fund	0.55%
American Beacon Small Cap Value Fund	0.70%

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus , each Fund intends to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between each Fund and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, a  sub- advisor and the Manager , is available in the Funds’ Annual Shareholder Report for the fiscal year ended  October 31, 2023 .

From time to time, the Manager may contractually agree to waive fees and/or reimburse expenses of a  Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of a class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Once implemented, a contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board. When the Manager enters into a fee waiver/expense reimbursement   agreement with a Fund, the Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The American Beacon team members discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors’ performance, allocating a  Fund’s assets among the sub-advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

American Beacon Funds	Team Members
American Beacon Large Cap Value Fund	Kirk L. Brown, Paul B. Cavazos, Robyn A. Serrano
American Beacon Small Cap Value Fund	Paul B. Cavazos, Colin J. Hamer, Robyn A. Serrano

Kirk L. Brown is Senior Portfolio Manager and has served on the portfolio management team since February 1994. Mr. Brown is a CFA® charterholder.

Paul B.  Cavazos is Senior Vice President and Chief Investment Officer and became a member of the portfolio management team upon joining the Manager in 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.

Colin  J. Hamer, Senior Portfolio Manager, has served on the portfolio management team since 2018. Mr. Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the CAIA designation. Prior to joining the Manager, Mr. Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014. Mr. Hamer earned a BBA from Texas Christian University.

Robyn A.  Serrano, Portfolio Manager, joined the Manager in 2013. Ms. Serrano has served on the portfolio management team since 2021 and has served on the asset management team since 2018. Prior to joining the Manager, Ms. Serrano worked at Fidelity Investments in various capacities from June 2010 to December 2013. Ms. Serrano has a BS in International Business from Bryant University. Ms. Serrano is a CFA® charterholder, Certified Investment Management Analyst® (CIMA®) professional, and she holds FINRA Series 7, 63, and 66 licenses.

Mr. Cavazos is responsible for recommending sub-advisors to the Funds’ Board of Trustees. Messrs. Brown and Hamer and Ms. Serrano oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets among the sub-advisors, as applicable.

The Funds’  SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of the subadvisors and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Funds . The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (‘‘Barrow Hanley’’), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is an SEC-registered investment adviser that began conducting business in 1979. Perpetual Limited, an Australian financial services company, holds a 75% interest in Barrow Hanley. As of December 31, 2024 , Barrow Hanley had assets under management of approximately $[XX] billion. Barrow Hanley serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. Barrow Hanley manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each American Beacon Fund are listed below.

Barrow Hanley Portfolio Manager for the American Beacon Large Cap Value Fund

Mark  Giambrone, Mr. Giambrone joined Barrow Hanley in 1999. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.

Barrow Hanley Portfolio Managers for the American Beacon Small Cap Value Fund

24Prospectus – Fund Management

W. Coleman Hubbard, CFA Mr. Hubbard joined Barrow Hanley in 2012 as an equity analyst, working with the Small Cap Value team. He was promoted to the portfolio management team in January of 2020. Mr. Hubbard began his investment career as an analyst at Bank of America Merrill Lynch. He graduated from Davidson College, where he earned a BA in Economics. Mr. Hubbard is a CFA Charterholder.

James S. McClure,  CFA, Mr. McClure joined Barrow Hanley in 1995 from Goldman Sachs Asset Management, where he had been a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company. Mr. McClure graduated from the University of Texas where he earned both his BA and MBA.

DJ Taylor, CFA, CAIA Mr. Taylor joined Barrow Hanley in 2016 as an equity analyst, focusing on small cap stocks. Prior to joining Barrow Hanley, he served as a senior analyst at Value Management Group. Mr. Taylor earned a BA in Mathematics and Economics from Williams College, where he was an NCAA All-American and school record-holder for the Ephs swimming and diving team. He is a member of the CAIA Association and is a CFA charterholder.

All of Barrow Hanley’s equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas. Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific sector/industry assignments for more specialized, in-depth research.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global’’), 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned indirect subsidiary of Franklin Resources, Inc. As of December 31, 2024 , Brandywine Global had assets under management totaling approximately $[XX] billion.

Brandywine Global serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Michelle K. Bevan is a portfolio manager and securities analyst on the Diversified Value Equity team. She contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios. She is the lead portfolio manager for the Diversified Mid Cap Value strategies. Michelle joined the firm in 1995. She is a CFA® charterholder and earned an M.B.A. in Finance and a B.S. in Finance from the University of Delaware, graduating cum laude.

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm’s Executive Board.

DEPRINCE, RACE & ZOLLO, INC. (“DRZ”), 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, is a professional investment advisory firm that was founded in 1995. As of December 31, 2024 , DRZ had approximately $[XX] billion in assets under management. DRZ serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Gregory Ramsby joined DRZ in 1996. He is a Managing Partner of the firm and sits on the firm’s Management Committee. Mr. Ramsby serves as the Co-Portfolio Manager of the U.S. Small-Cap Value and U.S. Micro-Cap Value disciplines and oversees the portfolio management, research and trading functions of the firm’s U.S. Small-Cap Value and U.S. Micro-Cap Value disciplines. Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager. Prior to that, he was an equity analyst at NationsBank Investment Management. Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.

Randy Renfrow joined DRZ in 2008, and he is a Partner of the firm. Mr. Renfrow serves as the Co-Portfolio Manager for the firm’s U.S. Small-Cap Value, U.S. Micro-Cap Value and U.S. SMID-Cap Value disciplines. Prior to joining DRZ, Mr. Renfrow was employed by Veredus Asset Management where he served as an equity analyst. Prior to that, he was employed by INVESCO, where he also served as an equity analyst. Mr. Renfrow holds the Chartered Financial Analyst designation. He received his Bachelor of Science in Environmental Engineering from Murray State University and Masters of Science in Financial Management from Boston University.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704, is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of Hotchkis, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis’ predecessor entity was organized as an investment advisor in 1980. As of December 31, 2024 , Hotchkis had approximately $[XX] billion in investment company and other portfolio assets under management.

Hotchkis serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund. Hotchkis supervises and arranges the purchase and sale of securities held in its respective portions of the Funds’ portfolios.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio managers for each  strategy ensure that the best thinking of the investment team is reflected in the ‘’target portfolios.’’ Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Large Cap Value Fund

George Davis, Doug Campbell , Scott McBride, and Patricia McKenna participate in the investment research review and decision making process for the Fund. Mr. McBride, Mr. Campbell and Mr. Davis coordinate the day-to-day management of the Fund :

George Davis, Principal, Portfolio Manager and Executive Chairman, joined Hotchkis’ investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 was Chief Executive Officer of Hotchkis from 2001 until October 2021, when Mr. Davis transitioned to Executive Chairman. In his role as portfolio manager, Mr. Davis plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of large cap fundamental value, large cap diversified value, mid cap value and value opportunities portfolios, represents these strategies to current and prospective

Prospectus – Fund Management25

clients, as well as provides expertise and insight into the capital goods and financials sectors. Prior to joining the firm, Mr. Davis was an assistant to the senior partner of RCM Capital Management. He began his career in equity research with internships at Cramer, Rosenthal & McGlynn and Fidelity Management & Research. Mr. Davis received his BA in Economics and History and MBA from Stanford University.

Doug Campbell , Portfolio Manager, joined Hotchkis’ investment team in 2017 and has been a Portfolio Manager since 2023 . In his role as portfolio manager, Mr. Campbell plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value and large cap diversified value portfolios. He also provides expertise in capital goods, technology and energy sectors. Prior to joining the firm, Mr. Campbell was an equity research analyst at Dodge & Cox. After a short period as an entrepreneur, Mr. Campbell continued his equity research career with internships at Causeway Capital Management and Capital Group. Mr. Campbell received his BS in Mathematics and Economics from Stanford University and MBA from the Stanford Graduate School of Business.

Scott McBride, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 2001. He has been a Portfolio Manager since 2017 and was named President of Hotchkis in January 2016. In October 2021, he became Chief Executive Officer. In his role as portfolio manager, Mr. McBride plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value and global value portfolios. He also provides expertise and insight into the consumer, financials, healthcare and technology sectors. Prior to joining the firm, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a  CFA® charterholder, received his BA in Economics from Georgetown University and MBA from Columbia University.

Patricia McKenna, Principal and Portfolio Manager; joined Hotchkis’ investment team in 1995 and has been a Principal since 2001. In her role as portfolio manager, Ms. McKenna plays an integral part in the investment research review and decision-making process and represents the large cap fundamental value and large cap diversified value strategies to current and prospective clients. She also provides expertise and insight into the consumer and healthcare sectors. Prior to joining the firm, Ms. McKenna was an equity analyst at Trust Company of the West. Before entering the field of investment management, she worked for five years in corporate finance at Bankers Trust and then at Fieldstone Private Capital Group. Ms. McKenna began her career as a forensic accountant in 1983. Ms. McKenna, a CFA® charterholder, received her BA in Economics with distinction from Stanford University and MBA from Harvard Business School.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund and coordinate the day-to-day management of the Fund.

David Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. In his role as portfolio manager, Mr. Green plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value, value opportunities and international value portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into Special Situations. Prior to joining the firm, Mr. Green worked as a senior equity analyst with Goldman Sachs Asset Management on the Broad Market Value team. Before joining Goldman Sachs, he worked as an equity analyst with Prudential Investment Corporation where he began his investment career in 1990. Mr. Green’s investment experience is focused primarily on analysis of publicly traded equities. Mr. Green, a CFA® charterholder, received his BA in Economics with honors from the University of California, Berkeley and is a member of Phi Beta Kappa.

Jim Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Hotchkis’ investment team has managed Hotchkis’ portion of the Fund since its inception in 1998. In his role as portfolio manager, Mr. Miles plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value portfolios, represents all strategies to current and prospective clients, as well as provides expertise and insight into the consumer and technology sectors. Prior to joining the firm, Mr. Miles was a vice president in corporate finance at BT Securities Corporation, an affiliate of Bankers Trust. He specialized in lending to and arranging debt for highly leveraged companies. Mr. Miles received his BS in Mechanical Engineering and MS in Engineering from Stanford University and MBA from the University of California, Los Angeles.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of  December 31, 2024 , net assets under management of the MFS organization were approximately $[XX] billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund, and Nevin Chitkara , Katherine Cannan , and Thomas P. Crowley (effective December 31, 2024) co-manage MFS’ Large Cap Value Equity strategy of the Fund. Mr. Chitkara is expected to retire effective May 1, 2026.

Katherine Cannan is an Investment Officer of MFS and has been employed in the investment area of MFS since 2013.

Nevin Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

Thomas P. Crowley, CFA, is an investment officer and an equity research analyst at MFS Investment Management® (MFS®). He serves as the team leader for the firm’s Capital Goods sector research team and is a member of the Consumer Staples team. Thomas joined MFS in 2007. Previously, he was a research analyst in the consumer discretionary and staples sector teams at Putnam Investments for seven years. He received a Bachelor of Arts degree from The College of the Holy Cross and an MBA from Dartmouth College, Tuck School of Business. Thomas also holds the Chartered Financial Analyst (CFA) designation from the CFA Institute and is an affiliate of the Boston Security Analyst’s Society.

NEWTON INVESTMENT MANAGEMENT NORTH AMERICA,  LLC (“NIMNA”), BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). NIMNA was established by BNY Mellon Corp in 2021 and is comprised of equity and multi-asset personnel previously employed by one or more other subsidiaries of BNY Mellon Corp. NIMNA assets under management as of December 31, 2024 were $[XX} billion. NIMNA serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Andrew Leger, Senior Portfolio Manager for the Small Cap Value and Opportunistic Value suites. Mr. Leger has been a member of the Small Cap team for two years and has been involved in small cap investing for more than twenty years.

Mr. Leger joined NIMNA in September 2021, following the integration of Mellon Investments Corporation’s equity and multi-asset capabilities into the Newton Investment Management Group. Before joining NIMNA, Mr. Leger was a senior portfolio manager and senior research analyst at Mellon Investments Corporation and The Boston Company Asset Management (both BNY Mellon group companies).

Prior to joining BNY Mellon in 2014, Mr. Leger worked at BlackRock Inc., where he co-managed the small cap growth and mid cap growth funds and conducted research on industrial, energy, materials and consumer stocks. Previously, he served in analyst roles at Schroders Investment Management and Delphi Management. Mr. Leger has a BA in Economics and Communications from Wake Forest University.

26Prospectus – Fund Management

Valuation of Shares

The price of each  Fund’s shares is based on its NAV. Each  Fund’s NAV per share is computed by adding total assets, subtracting all of a Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

Among other things, Rule 2a-5 permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, a Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. You may view a Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Prospectus – About Your Investment27

A Class Shares

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡
†	No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase
‡	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Funds.

Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Funds;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■	Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a  Fund may receive a dealer concession from the Funds’ Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

28Prospectus – About Your Investment

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the  Funds’ transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of  a Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or  other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

Prospectus – About Your Investment29

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the  Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares, provided the conversion is available through your financial intermediary. When C Class shares that you acquired through a purchase or exchange convert to A Class shares, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Certain financial intermediaries may not make this conversion available to their clients. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information” in this Prospectus, or contact your financial intermediary for additional information.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in a Fund in its sole discretion.

If you invest directly with  a Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or  a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more,  a Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of  a Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in  a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

30Prospectus – About Your Investment

R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: ( i ) corporate accounts, ( ii ) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, ( iii ) employees of a sub-advisor to a fund in the American Beacon Funds Complex, ( iv ) members of the Board, and ( v ) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if a Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of a Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business, plus any applicable sales charges.  Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at a Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.   The Funds are not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and their shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Each Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

Prospectus – About Your Investment31

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled “Redemption Policies” and “Purchase Policies” for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of a Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service.  A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105- 1307

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

32Prospectus – About Your Investment

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Funds and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Funds, or a certain class of shares of the Funds, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Funds will not make any of the payments described in this section with respect to their R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
R6	$0
Advisor	$2,500
R5	$75,000
Investor	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

Prospectus – About Your Investment33

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Funds. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Funds receive written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Funds reserve the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or SVP stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Funds may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding a Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Funds by telephone:

■	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

■	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Funds or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office.

■	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds’ secure web application.

■	Access your account through the Funds’ secure web application.

■	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including: (i) the dilution of a Fund’s NAV per share, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV per share is known as market timing.

The Funds’ Board has adopted policies and procedures intended to discourage frequent trading and market timing.
34Prospectus – About Your Investment

Shareholders may transact one ‘‘round trip’’ in a Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of a Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).

The Funds do not have a fixed dividend rate nor do they guarantee that they will pay any distributions in any particular period. Distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
American Beacon Large Cap Value Fund	Annually	Annually
American Beacon Small Cap Value Fund	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your  account application, distributions payable to you by a Fund  will be reinvested in additional  shares of the distributing class of that Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

Prospectus – About Your Investment35

■	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

If you invest directly with a Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in  shares of the distributing class of that  Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, a Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that a Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.   A portion of the dividends a Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”) , subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares  other than the average basis method (the Fund’s default method ) must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and a Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.   Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Funds’ shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a  Fund.

Additional Information

The Funds’ Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

36Prospectus – Additional Information

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class, C Class, and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and Advisor Class, respectively, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board). Because these fees are paid out of a Fund’s A Class, C Class, and Advisor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a distribution plan under Rule 12b-1 under the Investment Company Act that applies to all share classes of the Funds (the “Fund-Level Distribution Plan”). Currently, the Board has not authorized payments under the Fund-Level Distribution Plan.

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class, and Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.25% of the average daily net assets attributable to the Advisor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds.

R6 Class shares will not reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries.

Portfolio Holdings

A complete list of each Fund’s holdings is made available on the Funds’ website on a monthly basis approximately twenty days after the end of  each month and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s fact sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

Summary prospectuses, Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Funds’ summary prospectuses, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights for the fiscal years ended October 31, 2022, October 31, 2023 and October 31, 2024 has been derived from the Funds’ financial statements audited by  [XX], an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual Form N-CSR , which you may obtain upon request. The information for the financial highlights for the fiscal years ended October 31, 2020, and October 31, 2021 was audited by the Funds’ prior independent registered public accounting firm.

Prospectus – Additional Information37

American Beacon Large Cap Value FundSM
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$22.86	$27.37	$20.96	$25.66
Income (loss) from investment operations:
Net investment income	XX	0.30 B	1.05	0.24 B	0.20
Net gains (losses) on investments (both realized and unrealized)	XX	0.08	(2.51)	9.68	(2.29)
Total income (loss) from investment operations	XX	0.38	(1.46)	9.92	(2.09)
Less distributions:
Dividends from net investment income	XX	(0.38)	(0.27)	(0.40)	(0.51)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.77)	(3.05)	(3.51)	(2.61)
Net asset value, end of period	XX	$20.47	$22.86	$27.37	$20.96
Total returnC	XX	1.79%	(5.96)%	52.15%	(9.65)%
Ratios and supplemental data:
Net assets, end of period	XX	$11,986,577	$16,953,764	$12,661,833	$25,792,400
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.00%	0.89%	0.96%	1.00%
Expenses, net of reimbursements and/or recoupments	XX	1.00%	0.89%	0.96%	1.00%
Net investment income, before expense reimbursements and/or recoupments	XX	1.42%	1.24%	0.98%	1.52%
Net investment income, net of reimbursements and/or recoupments	XX	1.42%	1.24%	0.98%	1.52%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17 , 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

38Prospectus – Additional Information

American Beacon Large Cap Value FundSM
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$22.52	$27.07	$20.74	$25.43
Income (loss) from investment operations:
Net investment income	XX	0.15 B	0.07	0.16	0.08
Net gains (losses) on investments (both realized and unrealized)	XX	0.09	(1.71)	9.49	(2.32)
Total income (loss) from investment operations	XX	0.24	(1.64)	9.65	(2.24)
Less distributions:
Dividends from net investment income	XX	(0.16)	(0.13)	(0.21)	(0.35)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.55)	(2.91)	(3.32)	(2.45)
Net asset value, end of period	XX	$20.21	$22.52	$27.07	$20.74
Total returnC	XX	1.11%	(6.74)%	51.05%	(10.26)%
Ratios and supplemental data:
Net assets, end of period	XX	$3,842,593	$5,508,217	$6,898,120	$4,687,004
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.70%	1.69%	1.68%	1.68%
Expenses, net of reimbursements and/or recoupments	XX	1.70%	1.69%	1.68%	1.68%
Net investment income, before expense reimbursements and/or recoupments	XX	0.71%	0.40%	0.22%	0.84%
Net investment income, net of reimbursements and/or recoupments	XX	0.71%	0.40%	0.22%	0.84%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17 , 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

Prospectus – Additional Information39

American Beacon Large Cap Value FundSM
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$25.92	$30.68	$23.16	$28.10
Income (loss) from investment operations:
Net investment income	XX	0.45	0.37	0.38	0.39
Net gains (losses) on investments (both realized and unrealized)	XX	0.06	(1.98)	10.73	(2.63)
Total income (loss) from investment operations	XX	0.51	(1.61)	11.11	(2.24)
Less distributions:
Dividends from net investment income	XX	(0.41)	(0.37)	(0.48)	(0.60)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.80)	(3.15)	(3.59)	(2.70)
Net asset value, end of period	XX	$23.63	$25.92	$30.68	$23.16
Total returnB	XX	2.09%	(5.81)%	52.47%	(9.35)%
Ratios and supplemental data:
Net assets, end of period	XX	$181,490,071	$188,140,776	$258,183,363	$178,065,442
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.71%	0.70%	0.69%	0.70%
Expenses, net of reimbursements and/or recoupments	XX	0.71%	0.70%	0.69%	0.70%
Net investment income, before expense reimbursements and/or recoupments	XX	1.70%	1.38%	1.21%	1.84%
Net investment income, net of reimbursements and/or recoupments	XX	1.70%	1.38%	1.21%	1.84%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17 , 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

40Prospectus – Additional Information

American Beacon Large Cap Value FundSM
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$26.21	$30.99	$23.36	$28.31
Income (loss) from investment operations:
Net investment income	XX	0.48	0.45	0.36	0.56
Net gains (losses) on investments (both realized and unrealized)	XX	0.05	(2.05)	10.88	(2.78)
Total income (loss) from investment operations	XX	0.53	(1.60)	11.24	(2.22)
Less distributions:
Dividends from net investment income	XX	(0.43)	(0.40)	(0.50)	(0.63)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.82)	(3.18)	(3.61)	(2.73)
Net asset value, end of period	XX	$23.92	$26.21	$30.99	$23.36
Total returnB	XX	2.19%	(5.72)%	52.65%	(9.23)%
Ratios and supplemental data:
Net assets, end of period	XX	$1,143,016,407	$1,094,080,159	$1,242,662,760	$1,008,088,807
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.61%	0.60%	0.60%	0.62%
Expenses, net of reimbursements and/or recoupments	XX	0.61%	0.60%	0.60%	0.59%
Net investment income, before expense reimbursements and/or recoupments	XX	1.80%	1.49%	1.31%	1.90%
Net investment income, net of reimbursements and/or recoupments	XX	1.80%	1.49%	1.31%	1.93%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information41

American Beacon Large Cap Value FundSM
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$22.80	$27.36	$20.97	$25.68
Income (loss) from investment operations:
Net investment income	XX	0.26	0.14	0.26	0.24
Net gains (losses) on investments (both realized and unrealized)	XX	0.10	(1.65)	9.62	(2.36)
Total income (loss) from investment operations	XX	0.36	(1.51)	9.88	(2.12)
Less distributions:
Dividends from net investment income	XX	(0.31)	(0.27)	(0.38)	(0.49)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.70)	(3.05)	(3.49)	(2.59)
Net asset value, end of period	XX	$20.46	$22.80	$27.36	$20.97
Total returnB	XX	1.69%	(6.17)%	51.89%	(9.73)%
Ratios and supplemental data:
Net assets, end of period	XX	$41,289,229	$47,185,316	$63,521,926	$46,049,690
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.11%	1.10%	1.10%	1.10%
Expenses, net of reimbursements and/or recoupments	XX	1.11%	1.10%	1.10%	1.10%
Net investment income, before expense reimbursements and/or recoupments	XX	1.31%	0.98%	0.81%	1.42%
Net investment income, net of reimbursements and/or recoupments	XX	1.31%	0.98%	0.81%	1.42%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17 , 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

42Prospectus – Additional Information

American Beacon Large Cap Value FundSM
	R5 ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020B
Net asset value, beginning of period	XX	$26.21	$30.99	$23.36	$28.32
Income (loss) from investment operations:
Net investment income	XX	0.51	0.50	0.59	0.65
Net gains (losses) on investments (both realized and unrealized)	XX	0.02	(2.11)	10.64	(2.89)
Total income (loss) from investment operations	XX	0.53	(1.61)	11.23	(2.24)
Less distributions:
Dividends from net investment income	XX	(0.43)	(0.39)	(0.49)	(0.62)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.82)	(3.17)	(3.60)	(2.72)
Net asset value, end of period	XX	$23.92	$26.21	$30.99	$23.36
Total returnC	XX	2.16%	(5.75)%	52.60%	(9.29)%
Ratios and supplemental data:
Net assets, end of period	XX	$1,040,466,568	$1,218,988,715	$1,682,465,233	$1,807,587,315
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.64%	0.63%	0.63%	0.63%
Expenses, net of reimbursements and/or recoupments	XX	0.64%	0.63%	0.63%	0.63%
Net investment income, before expense reimbursements and/or recoupments	XX	1.78%	1.45%	1.30%	1.90%
Net investment income, net of reimbursements and/or recoupments	XX	1.78%	1.45%	1.30%	1.90%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information43

American Beacon Large Cap Value FundSM
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020A
Net asset value, beginning of period	XX	$23.30	$27.88	$21.32	$26.06
Income (loss) from investment operations:
Net investment income	XX	0.27	0.25	0.20	0.29
Net gains (losses) on investments (both realized and unrealized)	XX	0.14	(1.76)	9.88	(2.41)
Total income (loss) from investment operations	XX	0.41	(1.51)	10.08	(2.12)
Less distributions:
Dividends from net investment income	XX	(0.35)	(0.29)	(0.41)	(0.52)
Distributions from net realized gains	XX	(2.39)	(2.78)	(3.11)	(2.10)
Total distributions	XX	(2.74)	(3.07)	(3.52)	(2.62)
Net asset value, end of period	XX	$20.97	$23.30	$27.88	$21.32
Total returnB	XX	1.88%	(6.04)%	52.04%	(9.59)%
Ratios and supplemental data:
Net assets, end of period	XX	$525,063,555	$649,409,067	$821,099,597	$707,970,431
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.94%	0.95%	0.98%	0.96%
Expenses, net of reimbursements and/or recoupments	XX	0.94%	0.95%	0.98%	0.96%
Net investment income, before expense reimbursements and/or recoupments	XX	1.48%	1.13%	0.93%	1.57%
Net investment income, net of reimbursements and/or recoupments	XX	1.48%	1.13%	0.93%	1.57%
Portfolio turnover rate	XX	25%	25%	23%	67%
A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

44Prospectus – Additional Information

American Beacon Small Cap Value FundSM
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$24.87	$29.12	$18.47	$21.64
Income (loss) from investment operations:
Net investment income	XX	0.21	0.10	0.06	0.12
Net gains (losses) on investments (both realized and unrealized)	XX	(1.26)	(1.07)	10.72	(2.95)
Total income (loss) from investment operations	XX	(1.05)	(0.97)	10.78	(2.83)
Less distributions:
Dividends from net investment income	XX	(0.27)	(0.12)	(0.13)	(0.18)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.84)	(3.28)	(0.13)	(0.34)
Net asset value, end of period	XX	$19.98	$24.87	$29.12	$18.47
Total returnB	XX	(4.50)%	(3.88)%	58.57%	(13.38)%
Ratios and supplemental data:
Net assets, end of period	XX	$37,440,788	$48,515,547	$63,024,594	$46,067,043
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.21%	1.21%	1.24%	1.26%
Expenses, net of reimbursements and/or recoupments	XX	1.21%	1.21%	1.24%	1.26%
Net investment income, before expense reimbursements and/or recoupments	XX	0.81%	0.42%	0.21%	0.59%
Net investment income, net of reimbursements and/or recoupments	XX	0.81%	0.42%	0.21%	0.59%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information45

American Beacon Small Cap Value FundSM
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$23.27	$27.51	$17.47	$20.51
Income (loss) from investment operations:
Net investment income (loss)	XX	0.02	(0.14)	(0.22)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	XX	(1.14)	(0.94)	10.26	(2.66)
Total income (loss) from investment operations	XX	(1.12)	(1.08)	10.04	(2.83)
Less distributions:
Dividends from net investment income	XX	(0.14)	-	-	(0.05)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.71)	(3.16)	-	(0.21)
Net asset value, end of period	XX	$18.44	$23.27	$27.51	$17.47
Total returnC	XX	(5.23)%	(4.54)%	57.47%	(14.00)%
Ratios and supplemental data:
Net assets, end of period	XX	$6,883,174	$8,859,738	$11,261,210	$8,057,935
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.93%	1.93%	1.95%	1.96%
Expenses, net of reimbursements and/or recoupments	XX	1.93%	1.93%	1.95%	1.96%
Net investment income (loss), before expense reimbursements and/or recoupments	XX	0.09%	(0.29)%	(0.50)%	(0.10)%
Net investment income (loss), net of reimbursements and/or recoupments	XX	0.09%	(0.29)%	(0.50)%	(0.10)%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

46Prospectus – Additional Information

American Beacon Small Cap Value FundSM
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$26.36	$30.68	$19.44	$22.76
Income (loss) from investment operations:
Net investment income	XX	0.30	0.22	0.16	0.22
Net gains (losses) on investments (both realized and unrealized)	XX	(1.34)	(1.16)	11.28	(3.11)
Total income (loss) from investment operations	XX	(1.04)	(0.94)	11.44	(2.89)
Less distributions:
Dividends from net investment income	XX	(0.39)	(0.22)	(0.20)	(0.27)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.96)	(3.38)	(0.20)	(0.43)
Net asset value, end of period	XX	$21.36	$26.36	$30.68	$19.44
Total returnB	XX	(4.19)%	(3.55)%	59.15%	(13.06)%
Ratios and supplemental data:
Net assets, end of period	XX	$355,150,002	$427,638,978	$255,837,301	$170,726,299
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.86%	0.86%	0.89%	0.89%
Expenses, net of reimbursements and/or recoupments	XX	0.86%	0.86%	0.89%	0.89%
Net investment income, before expense reimbursements and/or recoupments	XX	1.15%	0.79%	0.56%	0.96%
Net investment income, net of reimbursements and/or recoupments	XX	1.15%	0.79%	0.56%	0.96%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information47

American Beacon Small Cap Value FundSM
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$26.85	$31.19	$19.75	$23.12
Income (loss) from investment operations:
Net investment income	XX	0.36	0.25	0.19	0.22
Net gains (losses) on investments (both realized and unrealized)	XX	(1.40)	(1.18)	11.48	(3.14)
Total income (loss) from investment operations	XX	(1.04)	(0.93)	11.67	(2.92)
Less distributions:
Dividends from net investment income	XX	(0.41)	(0.25)	(0.23)	(0.29)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.98)	(3.41)	(0.23)	(0.45)
Net asset value, end of period	XX	$21.83	$26.85	$31.19	$19.75
Total returnB	XX	(4.09)%	(3.45)%	59.38%	(12.98)%
Ratios and supplemental data:
Net assets, end of period	XX	$1,583,343,034	$1,509,127,442	$1,830,192,124	$1,187,578,766
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.76%	0.77%	0.79%	0.79%
Expenses, net of reimbursements and/or recoupments	XX	0.76%	0.77%	0.79%	0.79%
Net investment income, before expense reimbursements and/or recoupments	XX	1.25%	0.86%	0.66%	1.06%
Net investment income, net of reimbursements and/or recoupments	XX	1.25%	0.86%	0.66%	1.06%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

48Prospectus – Additional Information

American Beacon Small Cap Value FundSM
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$25.13	$29.34	$18.60	$21.79
Income (loss) from investment operations:
Net investment income	XX	0.18	0.06	0.17	0.15
Net gains (losses) on investments (both realized and unrealized)	XX	(1.25)	(1.07)	10.69	(3.01)
Total income (loss) from investment operations	XX	(1.07)	(1.01)	10.86	(2.86)
Less distributions:
Dividends from net investment income	XX	(0.28)	(0.04)	(0.12)	(0.17)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.85)	(3.20)	(0.12)	(0.33)
Net asset value, end of period	XX	$20.21	$25.13	$29.34	$18.60
Total returnB	XX	(4.57)%	(3.96)%	58.56%	(13.40)%
Ratios and supplemental data:
Net assets, end of period	XX	$25,580,739	$32,662,818	$32,801,309	$42,987,242
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.28%	1.28%	1.29%	1.25%
Expenses, net of reimbursements and/or recoupments	XX	1.28%	1.28%	1.29%	1.25%
Net investment income, before expense reimbursements and/or recoupments	XX	0.75%	0.36%	0.20%	0.60%
Net investment income, net of reimbursements and/or recoupments	XX	0.75%	0.36%	0.20%	0.60%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information49

American Beacon Small Cap Value FundSM
	R5 ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022B	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$26.85	$31.19	$19.76	$23.13
Income (loss) from investment operations:
Net investment income	XX	0.31	0.31	0.25	0.26
Net gains (losses) on investments (both realized and unrealized)	XX	(1.35)	(1.25)	11.40	(3.18)
Total income (loss) from investment operations	XX	(1.04)	(0.94)	11.65	(2.92)
Less distributions:
Dividends from net investment income	XX	(0.40)	(0.24)	(0.22)	(0.29)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.97)	(3.40)	(0.22)	(0.45)
Net asset value, end of period	XX	$21.84	$26.85	$31.19	$19.76
Total returnC	XX	(4.09)%	(3.49)%	59.26%	(13.00)%
Ratios and supplemental data:
Net assets, end of period	XX	$1,851,818,875	$2,233,390,067	$3,380,005,813	$2,799,722,660
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	0.79%	0.79%	0.81%	0.82%
Expenses, net of reimbursements and/or recoupments	XX	0.79%	0.79%	0.81%	0.82%
Net investment income, before expense reimbursements and/or recoupments	XX	1.23%	0.84%	0.65%	1.04%
Net investment income, net of reimbursements and/or recoupments	XX	1.23%	0.84%	0.65%	1.04%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

50Prospectus – Additional Information

American Beacon Small Cap Value FundSM
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022A	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of period	XX	$25.51	$29.78	$18.88	$22.12
Income (loss) from investment operations:
Net investment income	XX	0.18	0.19	0.20	0.21
Net gains (losses) on investments (both realized and unrealized)	XX	(1.24)	(1.17)	10.85	(3.08)
Total income (loss) from investment operations	XX	(1.06)	(0.98)	11.05	(2.87)
Less distributions:
Dividends from net investment income	XX	(0.31)	(0.13)	(0.15)	(0.21)
Distributions from net realized gains	XX	(3.57)	(3.16)	-	(0.16)
Total distributions	XX	(3.88)	(3.29)	(0.15)	(0.37)
Net asset value, end of period	XX	$20.57	$25.51	$29.78	$18.88
Total returnB	XX	(4.41)%	(3.81)%	58.74%	(13.30)%
Ratios and supplemental data:
Net assets, end of period	XX	$252,350,988	$284,880,016	$367,726,622	$302,626,954
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	XX	1.13%	1.12%	1.15%	1.15%
Expenses, net of reimbursements and/or recoupments	XX	1.13%	1.12%	1.15%	1.15%
Net investment income, before expense reimbursements and/or recoupments	XX	0.89%	0.50%	0.32%	0.70%
Net investment income, net of reimbursements and/or recoupments	XX	0.89%	0.50%	0.32%	0.70%
Portfolio turnover rate	XX	52%	72%	48%	61%
A	On February 8, 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information51

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR

The Funds’ Annual and Semi-Annual Shareholder Reports and Form N-CSR include additional information about each Fund’s investments . The Annual and Semi-Annual Shareholder Reports also include a discussion by the Manager of market conditions and investment strategies that significantly affected a Fund’s performance , during the reporting period. The Form N-CSR includes  each Fund’s annual and semi-annual financial statements, as well as the report of the Funds’ independent registered public accounting firm in the annual financial statements .

SAI

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Funds , such as the Funds’ financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

Appendix A: Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Appendix A: Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Prospectus – AppendixA-1

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

 *Also referred to as an “initial sales charge.”

Appendix A: J.P. Morgan Securities LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at  J.P. Morgan Securities LLC

■	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

■	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

■	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

■	Shares purchased through rights of reinstatement.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

■	A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

A-2Prospectus – Appendix

■	Breakpoints as described in the prospectus.

■	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

■	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Appendix A: Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

■	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares purchased through a Merrill investment advisory program

■	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■	Shares purchased through the Merrill Edge Self-Directed platform

■	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

■	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e (3))

■	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■	Shares sold due to return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

Prospectus – AppendixA-3

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

A-4Prospectus – Appendix

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Wells Fargo

Effective June 30, 2020, C Class shares will convert automatically into A Class shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased C Class shares has records verifying that the C Class shares have been held for at least eight years. The first conversion of C Class to A Class shares under this new policy would take place on July 25, 2020 for all C Class shares that were held for more than eight years as of June 30, 2020.

Prospectus – AppendixA-5

Appendix B

GLOSSARY

ACH	Automated Clearing House
ADRs	American Depositary Receipts
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
CAIA	Chartered Alternative Investment Analyst
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CMO	Collateralized Mortgage Obligation
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of a Fund’s net investment income
DRD	Dividends-received deduction
Equity REIT	Income producing real estate that are owned and often operated by a REIT
ESG	Environmental, Social, and/or Governance
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FINRA	Financial Industry Regulatory Authority
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipts
Ginnie Mae or GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Hybrid REIT	The combination of equity REITs and mortgage REITs
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPOs	Initial Public Offerings
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
LSEG	London Stock Exchange Group
Management Agreement	The Fund’s Management Agreement with the Manager
MLPs	Master limited partnerships
Moody’s	Moody’s Investors Service, Inc.
Mortgage REIT	Mortgage secured by loans on income producing real estate
NAV	Fund’s net asset value
NDF	Non-deliverable forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income

Prospectus – AppendixB-1

REIT	Real Estate Investment Trust
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Company
Subsidiary	A wholly owned subsidiary that is organized under the laws of the Cayman Islands
SVP	Signature Validation Program
Trust	American Beacon Funds
UGMA	Uniform gifts to minor
UK	United Kingdom
UTMA	Uniform transfers to minor

B-2Prospectus – Appendix

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
  [XX XX, 2025]

Ticker
Share Class	A	C	Y	R6	Advisor	R5	Investor
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated   [XX XX, 2025] (the “Prospectus”) for the  American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund  (each individually a “Fund”, and collectively the “Funds”), each a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.   Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D .

The financial statements and accompanying notes appearing in Item 7 of the Funds’ Form  N-CSR for the fiscal year ended  October 31, 2024 are incorporated by reference into this SAI. Copies of the Funds’ Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of American Beacon Funds, an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is diversified as defined by the Investment Company Act. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R6 Class, Advisor Class, R5 Class, and Investor Class shares of the Funds, as applicable. Prior to February 28, 2020, the R5 Class shares were known as the Institutional Class shares.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objectives, principal investment strategies, and principal risks of each Fund are described in the Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of investments a Fund may purchase. The composition of a Fund’s portfolio and the strategies that a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in a Fund. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X ”; however, any of the Funds could be subject to the strategies/risks below.

Strategy/Risk	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Borrowing Risk	X	X
Cash Equivalents and Other Short-Term Investments	X	X
■ Bank Deposit Notes	X	X
■ Bankers’ Acceptances	X	X
■ Bearer Deposit Notes	X	X
■ CDs	X	X
■ Commercial Paper	X	X
■ Eurodollar and Yankee CD Obligations	X	X
■ Government Money Market Funds	X	X
■ Government Obligations	X	X
■ Repurchase Agreements	X	X
■ Short-term Corporate Debt Securities	X	X
■ Time Deposits	X	X
Convertible Securities	X
Corporate Actions	X	X
Cover and Asset Segregation	X	X
Cybersecurity and Operational Risk	X	X
Derivatives	X	X
■ Futures Contracts	X	X
■ Rights	X
■ Warrants	X	X
Equity Investments	X	X
■ Common Stock	X	X
■ Depositary Receipts	X	X
■ADRs	X	X
■GDRs	X
■ Initial Public Offerings	X	X
■ Master Limited Partnerships	X	X
ESG Considerations	X	X
Expense Risk	X	X
Foreign Investing	X
Growth Companies	X	X
Illiquid and Restricted Securities	X	X
Interfund Lending	X	X

Strategy/Risk	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Issuer Risk	X	X
Large-Capitalization Companies Risk	X
Micro-Capitalization Companies Risk	X	X
Mid-Capitalization Companies Risk	X	X
Model and Data Risk	X	X
Other Investment Company Securities and Exchange-Traded Products	X	X
■ ETFs		X
■ Money Market Funds	X	X
Preferred Stock	X
Quantitative Strategy Risk		X
Real Estate Related Investments	X	X
Small-Capitalization Companies Risk	X	X
U.S. Government Agency Securities	X	X
U.S. Treasury Obligations	X	X
Value Companies Risk	X	X

Borrowing Risk —  A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact a Fund’s expenses and reduce its returns.

Cash Equivalents and Other Short-Term Investments   — Cash equivalents and other short-term investments in which a Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

■	Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

■	Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

■	Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

■	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

■	Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

■	Eurodollar and Yankee CD Obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

■	Government Money Market Funds. A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, a Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which a Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

■	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

■	Repurchase Agreements. Repurchase agreements are agreements pursuant to which a Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from a Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.

■	Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

■	Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Convertible Securities — Convertible securities include corporate bonds, notes, debentures, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed-income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Holders of convertible securities have a claim on the assets of the issuer senior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption a Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, a Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, a Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, a  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation —   A Fund may borrow money, make investments or employ trading practices that obligate a Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. A Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, a Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, a Fund’s current obligations will generally be equal only to the net amount to be paid by a Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of a Fund’s assets could impede the management of the Fund’s portfolio or a Fund’s ability to meet redemption requests or other current obligations, because a Fund may be unable to promptly dispose of those assets.

Cybersecurity and Operational Risk   —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, their service providers, third-party fund distribution platforms, and the issuers of a Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data ( referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds , the Manager, a sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  a Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Funds to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “ denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Funds’ investments , which could result in material adverse consequences for such issuers and may cause a Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  A Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Funds’ control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents , including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, a Fund does not control the  cybersecurity systems and plans of the issuers of a Fund’s investments , third party service providers, trading counterparties or any other service providers whose operations may affect a Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by a Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations .

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). A Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks .

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a Fund’s use of derivatives and began requiring a Fund to satisfy the requirements of the Derivatives Rule. As a result, a Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, a Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) a Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact a Fund’s use of derivatives. Under CFTC Regulation 4.5, a Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of a Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of a Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

 The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by CFTC No-Action Letter 12-38. Pursuant to this letter and the conditions set forth therein , the Manager is not required to register as a CPO, or rely on an exemption from registration, until the CFTC issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5. The Manager , on behalf of the Funds, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Further information about the specific types of derivative instruments in which a Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. A Fund may invest in various types of derivatives, including among others:

■	Futures Contracts. A Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The  Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

■	Rights. Rights are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. Rights are similar to warrants but typically have a shorter duration. Rights are usually freely transferable, but may not be as liquid as exchange-traded options. In addition, the terms of a right may limit a Fund’s ability to exercise the right at such time, or in such quantities, as a Fund would otherwise wish. Rights usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. A right ceases to have value if it is not exercised prior to its expiration date. As a result, rights may be considered more speculative than certain other types of investments.

■	Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. As a result, warrants may be considered more speculative than certain other types of investments. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. Warrants are usually freely transferable, but may not be as liquid as exchange-traded options, and the market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Equity Investments — A Fund may invest in the following equity securities:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt, and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

■	Depositary Receipts. A Fund may invest in depositary receipts, which represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or OTC. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted, and they are subject to the risk of fluctuation in the currency exchange rate. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the issuers of unsponsored depositary receipts are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities. A Fund may invest in the following type of depositary receipts:

■	ADRs. ADRs are depositary receipts for foreign issuers in registered form, typically issued by a U.S. financial institution, traded in U.S. securities markets.

■	GDRs. GDRs are in bearer form and traded in both the U.S. and European securities markets.

■	Initial Public Offerings. A Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. IPOs may adversely impact a Fund’s performance. However, the impact of IPOs on a Fund’s performance will likely decrease as a Fund’s asset size increases.

■	Master Limited Partnerships. A Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners). A Fund will invest in an MLP as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount that a Fund has invested therein. However, as a limited partner, a Fund would not be shielded to the same extent that a stockholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. This right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. Holders of MLP units have more limited rights to vote on matters affecting the partnership than owners of common stock. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of a Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by a sub-advisor, the issuers in which a Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that a Fund utilizes such considerations as a component of a Fund’s investment process, a Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to a Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or a sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and a Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by a Fund to evaluate such considerations,  including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact a Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process with respect to the use of such considerations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, a Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

Foreign Investing —  A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  a Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which a Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. A Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, a  sub-advisor, on behalf of a Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, a Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although a sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

A Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer’s common stock.   Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

A Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time a Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted.

The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective. The  Funds’ market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

Growth Companies — Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. A Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company securities may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, a Fund’s investment in such securities could have the effect of reducing a Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, a Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Fund’s NAV.

Interfund Lending — Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and a Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for a Fund.  The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce a Fund’s need to borrow from banks, a Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases, for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Micro-Capitalization Companies Risk   — Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Model and Data Risk — The sub-advisor relies on proprietary mathematical quantitative models (each, a “Model”) and data developed both by the sub-advisor and those supplied by third parties (collectively, “Data ”). In combination, Models and Data are used to screen for potential investments and construct investment decisions. Models and Data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”).

The sub-advisor seeks to reduce the incidence and impact of System Events, to the extent feasible, through safeguards in the overall portfolio management process. Despite such safeguards, System Events will result in, among other things, the failure to properly gather and organize available data, which may have materially adverse effects on  a Fund. System Events in third-party provided Data are generally entirely outside of the control of the sub-advisor. The research and modeling processes engaged in by the sub-advisor on behalf of  a Fund are extremely complex and involve the use of financial, economic, econometric and statistical theories, research and modeling; the results of this investment approach must then be translated into computer code. Although the sub-advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight and employ other mitigating measures and processes, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product, even with simulations and similar methodologies, raise the chances that Model code may contain one or more coding errors, thus potentially resulting in a System Event and further, one or more of such coding errors could adversely affect a Fund’s investment performance.

Models rely heavily on appropriate Data inputs. However, it is impossible and impracticable to factor all relevant, available Data into forecasts, investment decisions and other parameters of the Models. The sub-advisor will use its discretion to determine what Data to gather with respect to each investment strategy and what subset of that Data the Models take into account to produce forecasts which may have an impact on ultimate investment decisions. In addition, due to the automated nature of Data gathering, the volume and depth of Data available, the complexity and often manual nature of Data cleaning, and the fact that the substantial majority of Data comes from third-party sources, it is inevitable that not all   desired and/or relevant Data will be available to, or processed by, the sub-advisor at all times. Irrespective of the merit, value and/or strength of a particular Model, it will not perform as designed if incorrect Data is fed into it which may lead to a System Event potentially subjecting  a Fund to a loss. Further, even if Data is input correctly, “model prices” anticipated by the Data through the Models may differ substantially from market prices. Where incorrect or incomplete Data is available, the sub-advisor may, and often will, continue to generate forecasts and make investment decisions based on the Data available to it. Additionally, the sub-advisor may determine that certain available Data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, the sub-advisor will not utilize such Data. The sub-advisor has full discretion to select the Data it utilizes. The sub-advisor may elect to use or may refrain from using any specific Data or type of Data in generating forecasts or making trading decisions with respect to the Models. The Data utilized in generating forecasts or making trading decisions underlying the Models may not be (i) the most accurate data available or (ii) free of errors. The Data set used in connection with the Models is limited. The foregoing risks associated with gathering, cleaning, culling and analysis of large amounts of Data are an inherent part of investing with a quantitative, process-driven, systematic adviser such as the sub-advisor.

When Models and Data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose  a Fund to potential losses and such losses may be compounded over time. For example, by relying on Models and Data, the sub-advisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. In addition, Models may incorrectly forecast future behavior, leading to potential losses. Furthermore, in unforeseen or certain low-probability scenarios (often involving a market event or disruption of some kind), Models may produce unexpected results which may or may not be System Events. Errors in Models and Data are often extremely difficult to detect, and, in the case of Models, the difficulty of detecting System Events may be exacerbated by the lack of design documents or specifications. Regardless of how difficult their detection appears in retrospect, some System Events may go undetected for long periods of time and some may never be detected. When a System Event is detected, a review and analysis of the circumstances that may have caused a reported System Event will be completed. Following this review, the sub-advisor in its sole discretion may choose not to address or fix such System Event, and the third party software will lead to System Events known to the sub-advisor that it chooses, in its sole discretion, not to address or fix. The degradation or impact caused by these System Events can compound over time. When a System Event is detected, the sub-advisor generally will not, as part of the review of circumstances leading to the System Event, perform a materiality analysis on the potential impact of a System Event. The sub-advisor believes that the testing and monitoring performed on Models and the controls adopted to ensure processes are undertaken with care will enable the sub-advisor to identify and address those System Events that a prudent person managing a quantitative, systematic and computerized investment program would identify and address by correcting the underlying issue(s) giving rise to the System Events, but there is no guarantee of the success of such processes. Investors should assume that System Events and their ensuing risks and impact are an inherent part of investing with a process-driven, systematic investment manager such as the sub-advisor. Accordingly, the sub-advisor does not expect to disclose discovered System Events to the Fund or to shareholders.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus.   To the extent a Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. A Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets in all investment companies in the aggregate. However, currently a Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as a Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of funds arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

A Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

■	ETFs. A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Quantitative Strategy Risk — The success of a Fund’s investment strategy may depend in part on the effectiveness of a sub-advisor’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. As a result, a portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. A sub-advisor’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a Fund. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A sub-advisor’s security selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-advisor and therefore may also result in losses. No assurance can be given that a model will be successful under all or any market conditions. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks .

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Small-Capitalization Companies Risk — Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in overall economic conditions, interest rates, borrowing costs and earnings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations — U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, separately traded registered interest and principal component parts of such obligations (known as “STRIPS”), which are traded independently, and Treasury inflation-protected securities, whose principal value is periodically adjusted according to the rate of inflation. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt. Treasury inflation-indexed securities are U.S. Government securities whose principal value is periodically adjusted according to the rate of inflation (by reference to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics a part of the Department of Labor). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances. The interest rate on TIPS is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation (but not below par value). Although repayment of the original principal upon maturity is guaranteed, the market value of TIPS is not guaranteed and will fluctuate. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. Because the coupon rate on TIPS is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the TIPS, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities. If interest rates rise due to reasons other than inflation, (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. Any increase in principal value of TIPS caused by an increase in the CPI is taxable in the year the increase occurs, even though the holder will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a “regulated investment company.” See “Tax Information.” If a Fund invests in TIPS, it will be required to treat as original issue discount (“OID”) any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having OID. Because a Fund is required to distribute substantially all of its net investment income (including accrued OID), its investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the American Beacon Large Cap Value Fund and the  American Beacon Small Cap Value Fund each may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as S&P Global Ratings (“S&P Global”), Fitch, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager, or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

Each Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by a Fund will be a Fund’s interest in the investment company.

The Funds have no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the  Investment Company  Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of a Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of a Fund.

No Fund may (unless otherwise indicated):

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

8	Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries. For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of each Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of each Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of  each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, each Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Fund’s industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not (except where noted otherwise):

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a  sub-advisor believes it is appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in a sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each  Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for each Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov ) and on the Funds’ website (www.americanbeaconfunds.com );

2	a complete list of holdings for each Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for each Fund as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4	ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund’s best interest. Disclosure of a Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in each Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds’ policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted the Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and a sub-advisor in managing the Funds (“service providers”). The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers , whose affiliates may also have access to such information :

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians

Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager, sub-administrator, Fund administration service provider, and foreign sub- custodian

Complete list on intraday basis with no lag
[XX]	Funds’ independent registered public accounting firm	Complete list on annual basis with no lag
Abel Noser Corp.	Trade execution analysis for a sub-advisor	Complete list on daily basis with no lag
ACA Performance Services	GIPS verification firm for a sub-advisor	Complete list on a monthly basis with lag
Advent/Tamale	Research management system for a sub-advisor	Complete list on a daily basis with lag
Archer IMS	Portfolio Accounting and Trade Settlement for a sub-advisor	Complete list on daily basis with lag
Ashland Partners	Performance verification for a sub-advisor	Complete list on periodic basis with lag
BBH Infomediary	SWIFT messaging service provider for a sub-advisor	Complete list on daily basis with no lag
BizAnalytica, LLC	Consulting Service	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
BondEdge	Financial analytic database	Partial list on a daily basis with lag
Broadridge/ProxyEdge	Proxy voting research provider for a sub-advisor	Complete list on a daily basis with lag
Brown Brothers Harriman	Corporate Action Management for a sub-advisor	Complete List on a daily basis with no lag
Charles River Systems	Trade order management for sub-advisors	Complete list on daily basis with no lag
Chicago Clearing	Class Actions	Complete list on a quarterly basis with no lag
Confluence Technologies Inc.	Regulatory monitoring and reporting requirements for a sub-advisor	Complete list on a daily basis with no lag
Commcise	Transaction cost analysis, trade execution analysis for a sub-advisor	Partial list on daily basis with no lag
DTCC	Trade settlement services for a sub-advisor	Partial list on daily basis with no lag
Eagle Investment Systems Corp.	Portfolio accounting system for a sub-advisor	Complete list on a daily basis with no lag
Eze Castle	Trade order management for sub-advisors	Complete list on a daily basis with no lag

Service Provider	Service	Holdings Access
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
FIS	Portfolio Accounting for a sub-advisor	Complete list on daily basis with no lag
Fiserv	Portfolio Accounting	Complete list on daily basis with no lag
FXTransparency	Trade Execution Assessment	Complete list on weekly basis with no lag
Glass Lewis & Co	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag
Gresham’s Control (f/k/a) Electra Reconciliation	Reconciliation System for sub-advisors	Complete list on daily basis with no lag
IEX Data Analytics LLC (IEX Astral)	Analytical and reporting tool for a sub-advisor	Partial list on daily basis with no lag
Institutional Shareholder Services (“ISS”)	Proxy voting research provider to sub-advisors, and share recall services provider to the Manager	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
KPMG International	Service provider to State Street	Complete list on annual basis with lag
LexisNexis	OFAC compliance service for a sub-advisor	Complete list on a weekly basis with lag
Linedata	Trade Order Management for Sub-advisor	Complete list on daily basis with no lag
MSCI Barra, Inc.	Analytics platform to support portfolio risk management for a sub-advisor	Complete list on daily basis with no lag
Northern Trust	Back Office Operation for a sub-advisor	Complete list on a daily basis with no lag
Omgeo LLC	Automated trade matching service for sub-advisors	Partial list on a daily basis with no lag
Parametric Portfolio Associates LLC	Provides certain administrative services related to the equitization of cash balances for certain Funds	Partial list on a daily basis with no lag
Portia	Portfolio Accounting for a sub-advisor	Complete list on a daily basis with no lag
Russell	Ratings Agency	Complete list on a daily basis with lag
SS&C Advent	Portfolio Accounting for a sub-advisor	Complete list on a daily basis with lag
SS&C Eze	Trading and Order Management for a sub-advisor	Complete list on a daily basis with no lag
SS&C Vision FI	Client and investor reporting system for a sub-advisor	Complete list on a daily basis with no lag
Street Account	Investment research for a sub-advisor	Partial list on a periodic basis with lag
Trading Technologies International, Inc.	Trade execution analysis for a sub-advisor	Complete list on daily basis with no lag
Varden Technologies, Inc.	Client and investor reporting system	Complete list on a daily basis with no lag
Virtu ITG LLC	Transaction cost analysis Trade execution analysis for a sub-advisor	Partial list on a daily basis with lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or a sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds’ holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.

No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether  a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.

However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Funds’ SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A  Fund does not have the right to vote on securities while they are on loan. However, it is a Fund’s policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and State Street, their securities lending agent, State Street indemnifies the Funds  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, each Fund intends to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Douglas A. Lindgren , an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 24  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  3  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 28 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Global Investment Management Distribution, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

The Conrad Prebys Foundation: President, SJVIIF, LLC, Impact Investment Fund: Chief Financial Officer (2022-Present) (2018-2022);

Kura MD, Inc. (local telehealth organization): Director (2015-2017);

Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022);

Sierra Health Foundation (health conversion private foundation): Senior Vice President & CFO (2006-2022);

Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Executive Vice President & CFO (2022);

Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017

Switchback Energy Acquisition: Director (2019-2021);

CSW Industrials f/k/a Capital Southwest Corporation (investment company): Chairman & CEO (2015-Present);

JBA Investment Partners (family investment vehicle): President & CEO (2010-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Emerald Creek Group (private equity firm): Partner (2011-Present); S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);

The Home Depot, Inc.: Director (2015-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018

Blue Owl Capital, Inc.: Independent Director (2021-Present);

KPMG LLP: Partner (1990–2017);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021)

Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018

JLL Income Property Trust: Director (2022-Present);

Carne Global Financial Services: CEO North America (2016-2017);

Carne Financial Services: Consultant (2017-2019);

UBS Wealth Management: Managing Director, IPS Investment Management and Global Head, Content Management (2010-2016);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

Longfellow Investment Management Company: President and Managing Principal (2005-Present, President since 2009);

External Diversity Council of the Federal Reserve Bank of Boston: Member (2021-2023);

United States Tennis Association: Board Advisor (2021-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow
Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms . Holz (Chair) and  Messrs. Armes  and Arpey. Mr. Lindgren , as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Funds and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4)  times during the fiscal year ended October 31, 2024 .

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair),  Armes , and Lindgren. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met five (5)  times during the fiscal year ended October 31, 2024 .

The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair) and Duffy and Ms. McKenna.   Mr. Lindgren , as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4)  times during the fiscal year ended October 31, 2024.

Trustee Ownership in the Funds

The following tables show the amount of equity securities owned in the Funds and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended  December 31, 2024 .

INTERESTED TRUSTEE
American Beacon Fund	Duffy
American Beacon Large Cap Value Fund	None
American Beacon Small Cap Value Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Fund	Alvarado	Armes	Arpey	Holz	Lindgren	McKenna
American Beacon Large Cap Value Fund	None	None	None	$10,001- $50,000	None	None
American Beacon Small Cap Value Fund	None	None	None	$10,001- $50,000	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $ 150 ,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended October 31, 2024.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$194,664	$207,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$195,602	$208,500
Joseph B. Armes	$207,798	$221,500
Gerard J. Arpey	$197,478	$210,500
Brenda A. Cline *	$245,324	$261,500
Claudia A. Holz	$218,118	$232,500
Douglas A. Lindgren	$218,118	$232,500
Barbara J. McKenna	$198,417	$211,500
*	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 , as described below.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the

Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Funds. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:  Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-Present)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Emily P. Dowden (1980)	Vice President since 2024	Vice President since 2024

American Beacon Advisors, Inc.: Vice President (2024-Present)

Resolute Investment Managers, Inc.: Vice President (2024-Present)

Resolute Investment Services, Inc.: Vice President (2024-Present)

Westwood Management:  Vice President (2022-2024), (2018-2020)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Alpha  Quant Advisors, LLC: Vice President (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC:  Vice President (2018-2022)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2018-2021)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Alpha Quant Advisors, LLC:  Treasurer and  CFO (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

American Beacon Apollo Total Return Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Director and Vice President (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)

American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:  Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Private Equity Management, L.L.C.: Treasurer (2012-2024)

Continuous Capital, LLC: Treasurer (2018-2022)

Resolute Acquisition, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-Present)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)

Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)

Resolute  Topco, Inc.: Treasurer (2015-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

American Beacon Apollo Total Return Fund:  Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman  TargetRisk Company, Ltd.:  Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

American Beacon Select Funds: Assistant Treasurer (2011-2021)

American Beacon Sound Point Enhanced Income Fund:  Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)

Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023)

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-Present)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Fund Tax Director (2024-Present), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)

American Beacon Advisors, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc:  Deputy General Counsel (2024-Present), Assistant Secretary (2018-Present), Associate General Counsel (2018-2024)

CODE OF ETHICS

The Manager, the Trust, the Distributor, and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, a Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to  each sub-advisor with respect to a Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between a Fund’s shareholders and the Manager, the  sub-advisors or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisors’ proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. A Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year without charge on the Funds’ website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of a Fund’s expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Funds as of January 31, 2025 . The Trustees and officers of the Trusts, as a group, owned less than 1% of all classes of each Fund’s shares outstanding as of that date .

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R6 CLASS	Advisor CLASS	R5 CLASS	Investor CLASS
[XX]*	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%
*	Denotes record owner of Fund shares only

American Beacon Small Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R6 CLASS	Advisor CLASS	R5 CLASS	Investor CLASS
[XX]*	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%
*	Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds’ sub-advisors are listed below with information regarding their controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with a sub-advisor may be considered affiliates  of a Fund for which the sub-advisor manages a portion of the Fund’s assets.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Perpetual Limited	Parent Company	Financial Services

Brandywine Global Investment Management, LLC (“Brandywine Global”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason, Inc.	Direct Owner	Financial Services
Franklin Resources, Inc.	Indirect Owner	Financial Services

DePrince, Race & Zollo, Inc. (“DRZ”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Victor A. Zollo, Jr.	* Indirect Majority Shareholder / Officer	Individual
John D. Race	* Indirect Majority Shareholder / Officer	Individual
Kelly W. Carbone	* Indirect Minority Shareholder / Management Committee	Individual
Gregory T. Ramsby	* Indirect Minority Shareholder / Management Committee	Individual
Angela Johnston	Chief Financial Officer / Management Committee	Individual
Adelbert Sanchez	Chief Compliance Officer	Individual
*	This individual’s respective equity ownership of DePrince, Race & Zollo, Inc. is directly held by a trust, wholly owned and controlled by the individual.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
HWCap Holdings, LLC	Majority Owner	Financial Services
Stephens-H&W, LLC	Minority Owner	Financial Services

Massachusetts Financial Services Company (“MFS”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Sun Life Financial, Inc	Majority Owner	Financial Services

Newton Investment Management North America, LLC (“NIMNA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bank of New York Mellon Corporation	Parent Company	Financial Services

The Trust, on behalf of each Fund, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which a Fund has agreed to pay its sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the applicable Fund’s average daily net assets.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015

The Manager is paid a management fee as compensation for providing each Fund with management and administrative services. The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of a Fund’s assets that a sub-advisor determines to be allocated to short-term investments.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of  a Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of  a Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The Manager may contractually agree from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for a Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause a Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services and the investment advisory fees paid to each sub-advisor based on each Fund’s average daily net assets for each Fund’s three most recent fiscal years ended October 31. The following tables also show the management fees waived or recouped by the Manager and the sub-advisory fees waived by the sub-advisors, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. In the tables below, the fees paid to the sub-advisors are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$12,744,518	$11,152,815	$11,942,695
American Beacon Small Cap Value Fund	$18,029,676	$15,897,278	$16,274,900

Sub-Advisor Fees (Gross)
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$7,321,565	$6,360,972	$7,009,483
	0.20%	0.20%	0.20%
American Beacon Small Cap Value Fund*	$18,405,314	$15,888,739	$16,168,165
	0.36%	0.35%	0.35%
*	Sub-Advisor Fees includes fees paid to Foundry Partners LLC (“Foundry”) and Hillcrest Asset Management, LLC (“Hillcrest”), each formerly a sub-advisor of the American Beacon Small Cap Value Fund (“Small Cap Value Fund”), for the fiscal year ended October 31, 2022 . On February 8, 2022, Foundry and Hillcrest were terminated as sub-advisors to the Small Cap Value Fund, and the assets previously managed by Foundry and Hillcrest were allocated among the remaining sub-advisors. On March 10, 2022, DePrince, Race & Zollo, Inc. was appointed as a sub-advisor to the Small Cap Value Fund.

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and Advisor Class shares, and up to 1.00% per annum of the average daily net assets of the C Class shares of the Funds for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class, and Advisor Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class, and Advisor Class regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class, and Advisor Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to a Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. The Board has not authorized  Y Class, R5 Class, R6 Class, or Investor Class shares of a Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended October 31, 2024 were:

A Class
Fund	Distribution Fee
American Beacon Large Cap Value Fund	$96,407
American Beacon Small Cap Value Fund	$120,799

C Class
Fund	Distribution Fee
American Beacon Large Cap Value Fund	$32,576
American Beacon Small Cap Value Fund	$67,806

Advisor Class
Fund	Distribution Fee
American Beacon Large Cap Value Fund	$108,575
American Beacon Small Cap Value Fund	$61,130

Certain sub-advisors of the Funds or other series of the American Beacon Funds Complex contribute to the Manager to support distribution activities.

Service Plan Fees

The A Class, C Class, Advisor Class, and Investor Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares and up to 0.25% per annum of the average daily net assets of the A Class shares, C Class shares, and Advisor Class shares. In addition, a Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares, but not R6 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, Advisor Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries, such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees.

Service Plan fees paid by the A Class, C Class, Advisor Class and Investor Class shares of each Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended October 31 are set forth below.

A Class
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$3,073	$18,126	$49,962
American Beacon Small Cap Value Fund	$101,226	$80,529	$89,969

C Class
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$5,488	$4,423	$3,197
American Beacon Small Cap Value Fund	$11,540	$9,725	$8,009

Advisor Class
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$137,060	$111,682	$112,088
American Beacon Small Cap Value Fund	$86,310	$75,523	$61,608

Investor Class
Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$2,540,172	$1,991,555	$1,727,999
American Beacon Small Cap Value Fund	$1,105,627	$996,291	$976,487

Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI, each Fund intends to engage in securities lending activities.

Fees received by the Manager from securities lending for the last three fiscal years ended  October 31  were approximately as follows:

Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$7,248	$20,493	$36,895
American Beacon Small Cap Value Fund	$17,746	$14,838	$102,410

State Street serves as securities lending agent for each Fund that engages in securities lending and, in that role, administers  each Fund’s securities lending program pursuant to the terms of a securities lending authorization agreement entered into between each Fund and State Street (“Securities Lending Agreement”).

As securities lending agent, State Street is responsible for the implementation and administration of each Fund’s securities lending program. State Street’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the Fund’s behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (9) establishing and maintaining records related to the Fund’s securities lending activities. Additionally, State Street has indemnified each Fund for borrower default as it relates to the securities lending program administered by State Street.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each Fund earned and the fees and compensation it paid to service providers (including fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Gross income earned by the fund from securities lending activities	$1,621,270	$2,055,821
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$36,895	$109,218
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$25,349	$22,980
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	$1,257,354	$962,751
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$36,895	$109,218
Aggregate fees/compensation paid by the fund for securities lending activities	$1,356,493	$1,204,167
Net income from securities lending activities	$264,777	$851,654

The SEC has granted exemptive relief that permits each Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Funds’ distributor and principal underwriter of the Funds’ shares.

RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’  shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares during the three most recent fiscal years ended October 31  are shown in the table below:

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
American Beacon Large Cap Value Fund	2024	$14,582	$2,897	$622	-
	2023	$5,531	$589	$66	-
	2022	$8,323	$1,413	$315	-
American Beacon Small Cap Value Fund	2024	16,805	$2,289	127	-
	2023	$11,215	$1,294	$109	-
	2022	$16,350	$1,392	$583	-

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Funds.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Funds. State Street also serves as the Funds’ Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Funds with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Funds’ independent registered public accounting firm is [XX], which is located at [XX].

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the respective Fund. Information regarding these other accounts has been provided by each sub-advisor and is set forth below. The number of accounts and assets is shown as of October 31, 2024 .

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Kirk L. Brown	[XX] ($[XX] bil)	[XX] ($[XX] bil)	[XX] ($[XX] bil)	None	None	None
Paul B. Cavazos	[XX] ($[XX] bil)	[XX] ($[XX] bil)	[XX] ($[XX] bil)	None	None	None
Colin J. Hamer	[XX] ($[XX] bil)	[XX] ($[XX] bil)	[XX] ($[XX] bil)	None	None	None
Robyn A. Serrano	[XX] ($[XX] bil)	[XX] ($[XX] bil)	[XX] ($[XX] bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Barrow, Hanley, Mewhinney & Strauss, LLC
Mark Giambrone	6 ($4.0 bil)	2 ($314.4 mil)	43 ($7.1 bil)	None	None	None
W. Coleman Hubbard	2 ($6.5 mil)	1 ($30.5 mil)	9 ($377 mil)	None	None	None
James S. McClure	2 ($6.5 mil)	1 ($30.5 mil)	9 ($377 mil)	None	None	None
DJ Taylor	2 ($6.5 mil)	1 ($30.5 mil)	9 ($377 mil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brandywine Global Investment Management, LLC
Michelle K. Bevan	None	3 ($196 mil)	1 ($194 mil)	None	None	None
Henry F. Otto	8 ($6.4 bil)	7 ($279 mil)	35 ($986 mil)	None	None	2 ($1.3 bil)
Steven M. Tonkovich	8 ($6.4 bil)	7 ($279 mil)	35 ($986 mil)	None	None	2 ($1.3 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
DePrince, Race & Zollo, Inc.
Gregory Ramsby	None	2 ($183 mil)	24 ($1 bil)	None	None	4 ($370 mil)
Randy Renfrow	None	2 ($183 mil)	33 ($1.7 bil)	None	None	4 ($370 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hotchkis and Wiley Capital Management, LLC
George Davis	22 ($21 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)
Scott McBride	22 ($21 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Patricia McKenna	22 ($21 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)
Doug Campbell	22 ($21 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)
David Green	23 ($21.27 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)
Jim Miles	23 ($21.27 bil)	11 ($2.19 bil)	55 ($6.79 bil)	2 ($14.45 bil)	1 ($43.5 mil)	4 ($946.8 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Massachusetts Financial Services Company
Katherine Cannan	9 ($71.3 bil)	3 ($7.1 bil)	17 ($7.3 bil)	None	None	None
Nevin Chitkara[1]	9 ($71.3 bil)	3 ($7.1 bil)	17 ($7.3 bil)	None	None	None
Thomas P. Crowley	None	None	None	None	None	None
1	Mr. Chitkara is expected to retire effective May 1, 2026.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Newton Investment Management North America, LLC
Andrew Leger	7 ($2.63 bil)	17 ($89.5 mil)	5 ($711.9 mil)	None	None	1 ($53.3 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of a sub-advisor was provided by the sub-advisors as of October 31, 2024 .

The Manager The Manager’s Portfolio Managers are responsible for managing the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for oversight of Fund sub-advisors are also responsible for overseeing sub-advisors selected by the Manager to manage other client accounts. In some cases, the same investment process and overall investment strategy are used for both a Fund and another client account. When a sub-advisor has a limited capacity for managing assets, these Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. Certain Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. These potential conflicts of interest are disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) Actual or potential conflicts of interest may arise when a Portfolio Manager has management responsibilities for more than one account including mutual fund, CLO, or Private Fund accounts. When one Client has a relationship or fee arrangement with the adviser that is more valuable or could accelerate the fees due to the adviser than another Client’s, the adviser might have an incentive to favor that Client when allocating investment opportunities among multiple Client accounts. Barrow Hanley manages potential conflicts between funds, CLOs, and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. The Firm’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds, CLOs, or accounts participate in investment decisions involving the same securities or issuer.

Brandywine Global Investment Management, LLC (“Brandywine Global”) Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Small Cap Value Fund and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client-specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

DePrince, Race & Zollo, Inc. (“DRZ”) DRZ manages several accounts in accordance with its small cap value investment strategy. There are varying fee structures across the managed accounts, including performance/incentive fee structures. Performance fee arrangements have the possibility of substantially increasing DRZ’s compensation and therefore may create an incentive for the portfolio manager to allocate investments with favorable return characteristics to clients paying higher fees.

As a matter of policy, DRZ’s investment professionals are prohibited from considering performance fees, management fees and/or the status of performance hurdles when allocating investment opportunities. In order to mitigate these conflicts, DRZ’s investment allocation process is pre-set and is automated via the firm’s order management system. Executed orders are allocated on a prorated basis to all eligible accounts. Investment teams do not have access to change the allocation process within the system.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)   The Portfolio is managed by Hotchkis’ investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis’ discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis’ other business activities and Hotchkis’ possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis seeks to mitigate the impact of these conflicts on a case by case basis. Hotchkis utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of Hotchkis’ clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may benefit certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934. Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings. Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Massachusetts Financial Services Company (“MFS”) MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate , an employee, an officer, or a director  has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS , an affiliate , an employee, an officer, or a director  has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Newton Investment Management North America, LLC (“NIMNA”) It is the policy of NIMNA to make business decisions free from conflict. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain.

As an asset manager with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), potential conflicts may also arise between NIMNA and other BNY Mellon companies. NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of October 31, 2024 .

The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers may participate in the Manager’s equity incentive plan.

Barrow Hanley   Compensation of our investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation.

Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance, and their contributions in other areas, such as meetings with clients and consultants. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final component of compensation of key employees, including portfolio managers and analysts , is their interests in our equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a distribution payment , which is related to the performance of the entire firm .

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on performance compared to a proprietary performance universe created for each team on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine Global believes that  its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships in which its interests are properly aligned with its clients’ interests.

DRZ The compensation structure consists of a base salary and participation in a bonus program. Bonus compensation is determined by the firm’s profitability, the investment strategies’ relative performance and relative rankings versus our peers, as well as individual contributions to portfolio construction. In addition, the firm’s professionals are eligible to own equity in the firm.

Hotchkis The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance. Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic. The portfolio managers of the Funds own equity in Hotchkis. Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis believes that the combination of competitive compensation levels and equity ownership provides Hotchkis with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis receive their pro rata share of Hotchkis’ profits. Investment professionals may also receive contributions under Hotchkis’ profit sharing/401(k) plan.

MFS MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2023 , portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2023 , the following benchmarks were used to measure the following portfolio managers’ performance for the portion of the American Beacon Large Cap Value Fund sub-advised by MFS:

Portfolio Manager	Benchmark(s)
Katherine Cannan	Russell 1000® Value Index
Nevin Chitkara[1]	Russell 1000® Value Index
Thomas P. Crowley	Russell 1000® Value Index
1	Mr. Chitkara is expected to retire effective May 1, 2026.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

NIMNA NIMNA employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles). This approach aligns us closely with clients and provides employees with an appropriately balance discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the Newton real equity plan and a portion in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing and tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the Newton equity plan the value of Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the Newton business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIM shares with voting rights) retains 100% control of Newton.

It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the Newton equity awards, the vesting period will be followed by a minimum further six-month and one-day holding period.

Ownership of the Funds

A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as of October 31, 2024  as provided by the Manager and the Funds’ sub-advisors. In the following tables, “N/A” indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Managers	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
American Beacon Advisors, Inc.
Kirk L. Brown	$100,001- $500,000	N/A
Paul B. Cavazos	$100,001- $500,000	$100,001- $500,000
Colin J. Hamer	N/A	$50,001- $100,000
Robyn A. Serrano	$10,001-$50,000	$10,001-$50,000

Name of Investment Advisor and Portfolio Managers	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Barrow, Hanley, Mewhinney & Strauss, LLC
Mark Giambrone	None	N/A
W. Coleman Hubbard	N/A	None
James S. McClure	N/A	None
DJ Taylor	N/A	$1-$10,000

Name of Investment Advisor and Portfolio Managers	American Beacon Small Cap Value Fund
Brandywine Global Investment Management, LLC
Michelle K. Bevan	None
Henry F. Otto	Over $1,000,000
Steven M. Tonkovich	$100,001 - $500,000

Name of Investment Advisor and Portfolio Managers	American Beacon Small Cap Value Fund
DePrince, Race & Zollo, Inc.
Gregory Ramsby	$100,001-$500,000
Randy Renfrow	None

Name of Investment Advisor and Portfolio Managers	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	N/A
David Green	N/A	None
Scott McBride	None	N/A
Patricia McKenna	None	N/A
Jim Miles	N/A	None

Name of Investment Advisor and Portfolio Managers	American Beacon Large Cap Value Fund	American Beacon Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
Doug Campbell	None	N/A

Name of Investment Advisor and Portfolio Managers	American Beacon Large Cap Value Fund
Massachusetts Financial Services Company
Katherine Cannan	None
Nevin Chitkara[1]	None
Thomas P. Crowley	None
1	Mr. Chitkara is expected to retire effective May 1, 2026.

Name of Investment Advisor and Portfolio Managers	American Beacon Small Cap Value Fund
Newton Investment Management North America, LLC
Andrew Leger	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine  a Fund’s NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause  a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or a sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of  a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so.  A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and  a Fund’s cash flows. High portfolio  turnover increases  a Fund’s transaction costs, including brokerage commissions, and may result in a greater  amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which  a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to  a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

Commission Recapture

For the fiscal year ended October 31, 2024 , the following Funds received the amounts shown below as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received
American Beacon Large Cap Value Fund	$702
American Beacon Small Cap Value Fund	$127,767

Brokerage Commissions

For the three most recent fiscal years ended October 31, the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2022	2023	2024
American Beacon Large Cap Value Fund	$730,929	$757,891	$712,013
American Beacon Small Cap Value Fund	$5,066,612	$4,603,699	$4,635,260

Soft Dollars

The table below reflects the amount of transactions each Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions for the fiscal year ended October 31, 2024 .

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
American Beacon Large Cap Value Fund	$44,019,431	$236,890
American Beacon Small Cap Value Fund	$1,816,547,770	$2,013,321

Affiliated Broker Commissions

For the three most recent  fiscal years ended October 31, the following brokerage commissions were paid to affiliated brokers by the Funds:

American Beacon Fund	Broker	Affiliated With	2022 Commissions	2023 Commissions	2024 Commissions
American Beacon Small Cap Value Fund	Keybanc Capital Markets (cleared with affiliate Pershing)	Newton Investment Management North America	$89,171	$53,206	$82,510
American Beacon Small Cap Value Fund	Leerink Partners LLC (cleared with affiliate Pershing)	Newton Investment Management North America	$14,782	$3,408	$12,483
American Beacon Small Cap Value Fund	Needham & Company (cleared with affiliate Pershing)	Newton Investment Management North America	$0	$0	$0
American Beacon Small Cap Value Fund	Berenberg Capital Markets (cleared with affiliate Pershing)	Newton Investment Management North America	$19,568	$0	$0
American Beacon Small Cap Value Fund	Piper Jaffray Ltd. (cleared with affiliate Pershing)	Newton Investment Management North America	$146,624	$92,901	$89,892
American Beacon Small Cap Value Fund	Stephens, Inc. (cleared with affiliate Pershing)	Newton Investment Management North America	$0	$0	$5,554

The percentage of total commissions of the American Beacon Small Cap Value Fund paid to affiliated brokers in fiscal year 2022 was 5.33%. The transactions represented 3.90% of the American Beacon Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2022.

The percentage of total commissions of the American Beacon Small Cap Value Fund paid to affiliated brokers in fiscal year 2023 was 3.26%. The transactions represented 2.91 % of the American Beacon Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2023

The percentage of total commissions of the American Beacon Small Cap Value Fund paid to affiliated brokers in fiscal year 2024 was [XX%]. The transactions represented [XX%] of the American Beacon Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2024 .

Securities Issued by Top 10 Brokers

The following table lists each Fund that as of the  fiscal year ended October 31, 2024  held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which a Fund executed transactions or sold shares.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities (000’s)
Bank of America Corp	American Beacon Large Cap Value Fund	$43,528
State Street Corp	American Beacon Large Cap Value Fund	$22,877
Morgan Stanley	American Beacon Large Cap Value Fund	$24,444
Goldman Sachs Group	American Beacon Large Cap Value Fund	$5,910
BNY Mellon	American Beacon Large Cap Value Fund	$14,522
JP Morgan Chase & Co	American Beacon Large Cap Value Fund	$53,767
American International Group	American Beacon Large Cap Value Fund	$42,591
Stifel Financial Corp	American Beacon Small Cap Value Fund	$13,812

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds’ transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at  NAV per share (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Funds through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Funds and their affiliated companies;

6	the Manager or a sub-advisor to the Funds and their affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds’ custodian or transfer agent, the Manager or a sub-advisor to the Funds and their affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at  NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at  NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Funds may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of a Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■	Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or a Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■	Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or a Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■	Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability,” “retirement,” “separation from service” (each as defined in the Internal Revenue Code), “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV per share of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Funds or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each  Fund intends to continue to qualify each taxable year for treatment as a  RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, a Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers a Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of a Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on  a Fund’s income and performance. Furthermore,  a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that  a Fund will not qualify as a RIC in any given taxable year.

A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on   October 31 of that year, plus certain other amounts.  Each  Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of any Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the PFIC stock and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the Fund acquires stock therein. While each Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make those investments as a matter of its investment policy.

A Fund may invest in one or more LLCs and limited partnerships (“LPs”) that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, which satisfies certain qualifying income requirements as describe above, or a non-QPTP, which does not satisfy those income requirements.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be Qualifying Income for the Fund under the Gross Income Requirement. A Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund might be treated as QDI and eligible for the DRD and disposition of the Fund’s interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as Qualifying Income under the Gross Income Requirement only to the extent that income would be such if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which a Fund may invest may generate income and gains that are not such Qualifying Income. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain  a Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss.   These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any  transaction of a Fund  during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or  other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund’s taxable income or net realized gains and distributions. If the Internal Revenue Service (“IRS”) were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Funds”) or might be required to reduce its exposure to such investments.

A Fund may acquire zero coupon or other securities issued with original issue discount (“OID”) (such as STRIPS). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of a  Fund’s Shareholders

General - For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made.

Dividends and other distributions  a  Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If a Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly, a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund and taxable gains on the disposition of shares of a Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

If more than 50% of the value of a  Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a  Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend a  Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a  Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of a  Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes a  Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Backup Withholding - A  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “ effectively-connected ” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from a  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a  Fund.

Income from Investments in REITs and MLPs - A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” (as defined in the Internal Revenue Code) in which a Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

A Fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of one or more of the distributions they have made during that year, which would result at that time in a Fund, if it held shares in such a REIT during that year, also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in annual Forms 1099 sent to the Fund’s shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to shareholders on a single form (rather than having to send shareholders an amended form).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Treasury regulations permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the Fund that invests in REITs will be eligible to receive the benefit of the same 20% deduction with respect to the Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares that the shareholder acquired or acquires after 2011 (“Covered Shares”), other than the average basis method (the Funds’ default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in a Fund based on their particular circumstances. The Funds do not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of a Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”) are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, Resolute Investment Managers, Inc. (“RIM”), (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv)   members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

The Funds’ independent registered public accounting firm, [XX], audits and reports on the Funds’ annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to Item 7 of the Funds’  Form N-CSR for the fiscal year ended October 31, 2024.

The information in the financial highlights for the fiscal years ended October 31, 2020, and October 31, 2021 was audited by the Funds’ prior independent registered public accounting firm.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be

A-1

based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

A-2

APPENDIX B

PROXY VOTING POLICIES FOR THE SUB-ADVISORS

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
Proxy Voting Policy & Guidelines

Barrow Hanley has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm’s policy to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. The Firm has adopted this Proxy Voting Policy for handling research, voting, reporting, and disclosing proxy votes, and this set of Proxy Voting Guidelines (“Guidelines”) that provide a framework for assessing proxy proposals.

Barrow Hanley votes all clients’ proxies the same based on the Firm’s policy and Guidelines. If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for  ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients.

Disclosure information about the Firm’s Proxy Voting Policy and Guidelines is provided in the Firm’s Form  ADV Part 2.

To assist in the proxy voting process, at its own expense, Barrow Hanley retains Glass Lewis & Co. (“Glass Lewis”) as proxy service provider. Glass Lewis provides:

■	Research on corporate governance, financial statements, business, legal, and accounting risks.

■	Proxy voting recommendations, including environmental, social, and governance voting Guidelines.

■	Portfolio accounting and reconciliation of shareholdings for voting purposes.

■	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

■	Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring this Proxy Voting Policy, procedures, disclosures, and recordkeeping.

■	The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the policy is observed, implemented properly, and amended or updated, as appropriate.

■	The Proxy Oversight Committee is comprised of the Responsible Investing Committee Lead (chair), the CCO, the Head of Investment Operations, an At-Large Portfolio Manager , and another rotating member of the investment team .

■	Proxy Coordinators are responsible for organizing and reviewing the data and recommendations of Glass Lewis.

■	Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research Analyst based on industry sector coverage.

■	Research Analysts are responsible to review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis.

■	Equity Portfolio Managers are members of the Proxy Voting Committee.

■	Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to Glass Lewis.

■	Proxies for the Diversified Small Cap Value accounts are voted in accordance with Glass Lewis’ recommendations for the following reasons:

■	Investment selection is based on a quantitative model

■	The holding period is too short to justify the time for analysis necessary to vote.

Conflicts of Interest

Potential conflicts may arise when:

■	Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client’s lending arrangement and typically does not have information about shares on loan. Under these circumstances the proxies for those shares may not be voted.

■	If/when a proxy voting issue is determined to be financially material, the Firm makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.

■	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:

■	Making voting decisions for the benefit of the shareholder(s), our clients, o Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations, and

■	Documenting the votes of companies who are also clients of the Firm.

■	If a material conflict of interest exists, members from the Proxy Voting and Proxy Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined Proxy Voting Policy or accepting the voting recommendation of Glass Lewis. Other Policies and Procedures

■	A proxy card or voting instruction form contains a list of voting options, including For, Against, Abstain, and/or Withhold. A vote to Abstain or

Withhold is effectively a vote against the proposal. Barrow Hanley assesses each vote, the intended impact of our vote, and the rule(s) that apply to the vote and may select any of these options when casting the vote. Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.

■	Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

■	Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.

■	Barrow Hanley retains voting records in accordance with the Firm’s Books and Records Policy. Glass Lewis retains the Firm’s voting records for seven years.

■	Proxy Coordinators are responsible for retaining the following proxy records:

■	These policies, procedures, and amendments.

■	Proxy statements regarding our clients’ securities.

■	A record of each proxy voted.

■	Proxy voting reports that are sent to clients annually.

■	Internal documents related to voting decisions; and

■	Records of clients’ requests for proxy voting information and/or correspondence about votes.

Voting Debt and/or Bank Loan Securities
Barrow Hanley’s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.

Exceptions
Limited exceptions to this policy may be permitted based on a client’s circumstances, such as, foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

Proxy Voting Guidelines
Barrow  Hanley’s set of Guidelines is a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. Our Guidelines address the following issues:

■	Board of Directors

■	Independent Auditors

■	Compensation Issues

■	Corporate Structure and Shareholder Rights

■	Shareholder Proposals and

■	Voting of Non-U.S./Foreign Shares

Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients. Board of Directors Election of Directors Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees. Barrow Hanley will generally approve:

■	A slate of nominees comprised of a two-thirds majority of independent directors.

■	Nominees for Audit, Compensation and/or Nominating committees who are independent of management.

■	Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

■	We attempt to target board diversity of at least 30%.

Barrow Hanley will generally not approve:

■	A slate of nominees that results in a majority non-independent directors.

■	Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.

■	Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.

■	Nominees who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.

■	Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.

■	An independent director who has in the past three years, had a material financial, familial, or other relationship with the company or its executives.

■	Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years

■	Members of a Nominating committee where the board lacks diversity.

Combined Chairman / CEO Role
When the roles of a board’s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.

Contested Elections of Directors
Barrow Hanley evaluates a nominee’s qualifications, the incumbent board’s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.

Classified Boards
Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.

If a board does not have a committee responsible for governance oversight and the board has not implemented a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.

Board Diversity
Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.

Board Tenure
Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member’s independence. Directors serving on a board for 10 years or more are not considered to be independent.

We recognize that in some cases, a director’s tenure and experience on the board is beneficial to shareholders. Nominees’ tenure on the board is evaluated to determine independence.

Overboarding
Barrow Hanley reviews a nominee’s board commitments on a case-by-case basis and generally votes against nominees who are executives of public company while serving on two or more public boards or a non-executive who sits on four or more public boards.

Proxy Access
Shareholders’ participation in electing directors enhances a board’s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.

Approval of Independent Auditors
Independent auditors are a critical element of good governance. A company’s relationship with its independent auditor should be limited to its audit. Barrow Hanley votes against auditor ratification proposals when the auditor has not changed for 15 or more years. Auditor’s fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor’s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have a substantial non-auditing relationship with the company on a case-by-case basis.

Compensation Issues
Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.

Stock-Based Compensation Plans
Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder’s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:

■	The company’s industry group, market capitalization, and competitors’ compensation plans.

■	Requirements for senior executives to hold a minimum amount/percentage of company stock.

■	Requirements for minimum holding periods for stock acquired through equity awards.

■	Performance-vesting awards, indexed options, and/or other grants linked to the company’s performance.

■	Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.

■	Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive total compensation.

Bonus Plans Bonus based compensation plans should include the following features:

■	Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).

■	Performance measures relating to key value drivers of the company’s business.

■	Maximum award amounts expressed in dollar amounts. Bonus plans should not include excessive awards in both absolute and relative terms.

Executive Compensation Plans (Say on Pay)
Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company’s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.

Recoupment Provisions (Clawbacks) Executive compensation programs should be clearly tied to performance and include the following:

■	Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.

■	Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.

■	Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.

■	Clawback policies that limit discretion and ensure the integrity of such policies.

Executive Severance Agreement (Golden Parachutes)
Executive compensation should be designed as an incentive for continued employment and include reasonable severance benefits, and the executive’s termination should be limited to three times salary and bonus, referred to as double-trigger plans.

Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.

Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that does not require the executive’s termination, referred to as single-trigger plans.

Employee Stock Purchase Plans
Employee stock purchase plans are effective ways to increase employees’ ownership in the company’s stock. Such plans should not allow for purchases below 85% of current market value and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.

Corporate Structure and Shareholder Rights
Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders’ rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder’s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.

Shareholder Right Plans (Poison Pills)
Poison pill plans can erode shareholder value by limiting a potential acquirer’s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.

Shareholder rights plans should be designed to enables the board to take appropriate to defensive actions, and should require the following:

■	Shareholder approval within a year of its adoption.

■	Timing limited to 3-5 years.

■	Requirement for shareholder approval for renewal.

■	Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.

■	Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.

■	Reasonable ownership triggers of 15-20%.

■	Highly independent, non-classified boards.

Shareholder rights plans should avoid the following:

■	Long-term defensive features of 5 or more years.

■	Automatic renewals without shareholder approval.

■	Ownership triggers of less than 15%.

■	Classified boards.

■	Boards with limited independence.

Political Contributions and Lobbying
Barrow Hanley evaluates an issuer’s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed. An Increase in Authorized Shares Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.

Cumulative Voting Cumulative voting should be proportional to the shareholders’ economic investment in the company.

Supermajority Vote Requirements
Shareholders’ rights to approve or reject proposals should be based on a simple majority. Confidential Voting Shareholder voting should be conducted in a confidential manner.

Dual Classes of Stock
Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.

Shareholder Proposals and  ESG Issues
Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure about certain business practices or amendments to certain policies. Barrow Hanley’s policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety.

Barrow Hanley subscribes to third party  ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party’s profile.

Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.

Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company’s risks and opportunities and where necessary, seeks additional disclosure.

Barrow Hanley considers issues related to human capital to be a company’s most significant risks and opportunities. Boards should disclose and communicate plans to instill inclusive, attractive, and high-retention environments in the company. Barrow Hanley supports inclusive working environments and diversity among employees and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.

Voting of  Non-U.S./Foreign Shares
Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market’s standards and best practices.

Exceptions
Reasonable and limited exceptions to these Guidelines are permitted based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm’s proxy voting records.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
PROXY VOTING

Responsibility to Vote Proxies

As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both .

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A , Brandywine Global votes on a case-by-case basis in accordance with the General Principles .

The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. Use of an Independent Proxy Service Firm Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes. With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2	Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units .

B. Procedures for Assessing Materiality of Conflicts of Interest

1	All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

2	The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1	With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b . below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
a. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
b. in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or
c. such other method as is deemed appropriate given the particular facts and circumstances.

2. A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global will promptly provide the client with such requested information in writing.

Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

Proxy Engagement and Certain Non-Proxy Voting Matters

Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals .

Absent a specific contrary written agreement with a client or other legal obligation , Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts , or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:

A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B. a copy of each proxy statement that Brandywine Global receives regarding client securities;

C. a record of each vote cast by Brandywine Global on behalf of a client;

D. documentation relating to the identification and resolution of conflicts of interest;

E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G. records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its  recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles.

D . We vote against attempts to re-price options . Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual. F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant. G. We vote for measures that give shareholders a vote on executive compensation.

II. Governance

A . We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions .

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

DEPRINCE, RACE & ZOLLO, INC.
PROXY VOTING POLICY

I. Introduction

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. to comply with Rule 206(4)-6 (the “Rule”). DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy gathering, voting, and record keeping process. Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Compliance Associate (“CA”).

II. Regulatory Background

(A) The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B) Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism. Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C) Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D) Disclosure Requirements

■	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

■	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E) Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

■	Proxy Voting Policies and Procedures;

■	Proxy Statements Received Regarding Client Securities;

■	Records of Votes Cast on Behalf of Clients;

■	Records of Client Requests for Proxy Voting Information; and

■	Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

■	DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

■	Proxies are not voted in clients’ best interests.

■	Proxies are not identified and voted in a timely manner.

■	Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

■	Proxy voting records and client requests to review proxy votes are not maintained. DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is DRZ’s policy to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes is consistent with its fiduciary duty and will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writ-ing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ. Clients must notify DRZ of their specific proxy voting instructions, if any. Generally, all such client instructions must be in writing. DRZ’s client service staff will generally be the responsible for ensuring that all client mandates are initially communicated to the firm’s compliance and operations staff.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1	DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and will be updated by the Compliance department who will obtain proxy voting information from client agreements. Notice of new accounts to be added to the proxy service must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2	DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker- dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or Client Service Representatives at broker- dealers/custodians. These intermediaries will be informed to direct all proxy materials to DRZ’s designated Proxy Administrator.

3	DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client’s account based upon the type of client and specific voting instructions received from the client, if any. DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value. However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4	The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5	The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions. Proxies received for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission. Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client. The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6	Proxy issues not covered by DRZ’s guidelines will be forwarded to the appropriate DRZ investment team for consideration and submission of a vote.

7	It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy. Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States. Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time. DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ’s ability to manage portfolio positions. DRZ will document exceptions or deviations from this policy.

8	DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy.

9	The Proxy Administrator and/or the CCO or CA will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10	So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11	If the Proxy Administrator, the CCO or the CA (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a. In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b. The CCO and a member of the DRZ Proxy Voting Committee (the “Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved, and other material information related to the matter.

c. The CCO will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d. If the CCO elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the CCO and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e. Alternatively, if the CCO concludes the matter should go before the Committee, they will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A. A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The CCO will serve as chairperson. The CCO, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f. The CCO will identify for the Committee the issuer and proposal to be considered. The CCO will also identify the conflict of interest that has been detected.

g. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

■	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

■	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

■	Whether the proposal itself is well framed and reasonable.

■	Whether implementation of the proposal would achieve the objectives sought in the proposal.

■	Whether the issues presented would best be handled through government or issuer-specific action.

h. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal. Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i. After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

■	If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction. The CCO will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

■	If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on DRZ.

12. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13. All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:

a. The name of the issuer of the portfolio security;

b. The exchange ticker symbol of the portfolio security;

c. The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d. The shareholder meeting date;

e. The number of shares DRZ is voting on firm-wide;

f. A brief identification of the matter voted on;

g. Whether the matter was proposed by the issuer or by a security holder;

h. Whether or not DRZ cast its vote on the matter;

i. How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j. Whether DRZ cast its vote with or against management; and

k. Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

■	Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in DRZ’s client portfolios. For example, DRZ may be retained to manage XYZ’s pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

■	Conflict: DRZ retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in DRZ’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

■	Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

■	Conflict: DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

■	Conflict: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client ac- counts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described above in the Procedures for Identification and Voting of Proxies section will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the CCO of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the CCO will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The CCO should report the attempt to DRZ’s Board of Directors or outside counsel.

VII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

■	Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the CCO. All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.

■	The CCO will record the identity of the client, the date of the request, and the disposition (e.g., pro-vided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

■	DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.

■	Furnish the information requested, free of charge, to the client within a reasonable time period (with-in 10 business days). Maintain a copy of the written record provided in response to client’s written or oral request. The written response should be attached and maintained with the client’s written re-quest, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

■	Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ’s record retention policy.

Proxy Voting Policy and Procedures:

■	This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.

■	DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

Proxy statements received regarding client securities:

■	DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians. In the event DRZ receives a proxy that is not reflected on the Proxy Administrator’s system, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along. DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies. Proxy voting records:

Proxy voting records:

■	DRZ Proxy Voting Record. The proxy ballot, date, issuer, and vote cast, if applicable.

■	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc., that were material in the basis for the decision.

VIII. Disclosure

■	DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ’s Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. DRZ will never disclose such information to unrelated third parties, except as required by law. The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI. Class Actions

As a matter of policy DRZ does not instruct, recommend, or assist clients with decisions of whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios. DRZ employees are prohibited from making legal elections or determinations on behalf of clients. If request-ed, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice. DRZ’s policy with regards to Class Actions shall be included in Form ADV Part 2A which is annually distributed to all clients.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson                                     Adelbert R. Sanchez

Member 1                                                         John D. Race

Member 2                                                         Victor A. Zollo, Jr.

Member 3                                                         Jill S. Lynch

Member 4                                                         Gregory T. Ramsby

HOTCHKIS & WILEY CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long-term shareholder value. There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

OUR PROCESS

Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.

Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).

Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.

Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.

Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management’s role in managing the company.

Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.

Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when voting proxies. In general, when a conflict presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.

Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.

Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.

VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary. These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

■	Boards and Directors

■	Environmental and Social Matters

■	Auditors and Related Matters

■	Shareholder Rights

■	Capital and Restructuring

■	Executive and Board Compensation

■	Routine and Miscellaneous Matters

Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.

Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

Environmental and Social Matters
We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (“SASB”) recommendations. In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.

Environmental Issues
Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.

Energy Efficiency
We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.

Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.

Social Issues
Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.

Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.

Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.

Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.

Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions. Shareholder Rights We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

Capital and Restructuring Events
such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.

We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

March 2023

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2023

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1. Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by- case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5. Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A. VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.

These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure and performance

MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:

Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominations committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.

As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non- shareholder representatives on the board, controlled companies, and companies in certain Asian or emerging markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s elections these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.

MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For US and Canadian companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Switzerland and UK issuers MFS generally votes against any non-independent nominee which would cause the audit or compensation/remuneration committee to not be fully independent.

In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.

Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage

_____________
1 MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of third party (e.g., proxy advisory firm).

refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company’s board.

Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances. As a general matter, we vote against a director’s election if they:
• Are not a CEO of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) in other markets.
• Are a CEO of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside companies in other markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.

MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law).

Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.

Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting policy.
On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting policy towards this over time.

Currently, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
          • At US, Canadian, European, Australian companies: less than 22%.
          • At Japanese companies: less than 10%.

As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.

MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.

For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.

Board size
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.

Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:

• There are concerns with a director or board regarding performance, governance or oversight, which may include:
          o Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
          o A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents;
          o Allowing the hedging and/or significant pledging of company shares by executives.
• A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
• The board or relevant committee has not adequately responded to an issue that received majority support or significant dissent from shareholders;
• The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or
• In Japan, the company allocates a significant portion of its net assets to cross- shareholdings.

Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominations committee if we determine the chair is not independent and there is no strong lead independent director role in place or an executive director is a member of a key board committee.

Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Proxy contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent: MFS will generally support management proposals to establish these rights. We will also support shareholder proposals to establish the right for shareholders to call a special meeting.

If a company already provides shareholders the right to call a special meeting at a threshold of 15% or below, MFS will generally vote against shareholder proposals to establish or amend the threshold at a lower level.

MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at a 15% or lower threshold.

Independent chairs: MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board. We review the merits of a change in leadership structure on a case-by-case basis.

Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

Items related to shareholder rights:

Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by- case basis, MFS generally votes against such anti-takeover devices.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Items related to capitalization proposals, capital allocation and corporate actions:

Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.

MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long- term value creation and aligned with shareholder interests and experience, such as where:
• The plan is aligned with the company’s strategic priorities with clear, suitably challenging and measurable performance conditions such that future pay is likely to reflect performance;
• Substantial portions of awards paid in deferred shares and based on long performance periods (e.g., at least three years);
• Potential awards, and any increases to this, reflect the role and business; and
• Awards reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative).

MFS will analyze votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are misaligned with shareholders or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of its clients. When analyzing whether an issuer’s compensation practices are geared towards durable long-term value creation, we use a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers. We also have identified the following practices in compensation plans that we believe may be problematic and we review any plan that contains four (4) or more of these practices with extra scrutiny:
• Relative total shareholder return (TSR) performance thresholds requiring less than median performance.

• Qualitative (i.e., strategic or individual) goals that account for 30% or more of a given short- or long-term award.
• Performance-based long-term incentives that have less than a 3-year performance period.
• CEO perks of more than $100,000.
• A long-term performance plan that has no financial performance requirements.
• Executive or director pledging of shares.
• CEO pay that is four times the average pay of the company’s next named executive officers (NEO).

MFS may also vote against an issuer’s executive compensation practices if there is insufficient disclosure about the issuer’s practices.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
• The incentives should be tied to quantitative or other externally verifiable outcomes rather than qualitative measures.
• The weighting of incentives should be appropriately balanced with other strategic priorities.

We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.

Stock Plans

MFS may oppose stock option programs and restricted stock plans if they:
• Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
• Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
• Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case- by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
• MFS votes against consecutive pay votes;
• MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly; or
• An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

Shareholder Proposals on Executive Compensation

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

MFS may support reasonably crafted shareholder proposals that:
• Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
• Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
• Expressly prohibit the backdating of stock options; or,
• Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental and Social Proposals

Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, many must be assessed on a case-by-case basis.

For example, MFS may support proposals reasonably crafted proposals:
• On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.
• Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
• On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
• On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
• On tax: that request reporting in line with the GRI 207 Standard on Tax.
• On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.

2. Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,
(iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

___________________

2 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1. Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2. Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

______________________

3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3. Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a
U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-
U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4. Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best- efforts basis in the context of the guidelines described above.

D. ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact dlstewardshipteam@mfs.com.

E. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

F. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Newton Investment Management North America, LLC

Proxy Voting Summary effective as of October 31, 2023

Policy Statement
As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“Newton”), a subsidiary of The Bank of New York  Mellon, (“BNY Mellon”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.

This summary describes Newton’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to Newton by its clients and where Newton provides guidance on exercising voting rights in securities that Newton has recommended to clients on a non-discretionary basis,  e.g. model accounts.

Where applicable, Newton will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds,  i.e. registered investment companies, UCITS or AIFs, which Newton manages and/or sub-advises, Newton will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.

Newton will exercise voting rights in a prudent and diligent manner and in the best interests of clients.

Voting Guidelines
Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the  OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our  votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from Newton’s stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton’s bespoke policy’s recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton’s clients that are invested in the same underlying company. This is in line with Newton’s investment process that focuses on the long-term success of the  investee company. Further, it is Newton’s intention to exercise voting rights in all circumstances where it retains voting authority.

Voting Procedures
All voting opportunities are communicated to Newton by way of an electronic voting platform.

The Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of the Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.

Members of certain  BNY Mellon operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

Voting Service Providers
Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.

Newton’s external voting provider is subject to the requirements set by Newton’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton’s expectations and the voting recommendations provided by the external provider.

Conflicts of Interest
Where Newton acts as a proxy for its clients, a conflict could arise between Newton, the  investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any Newton client relationship factors, among other considerations.

Where a potential material conflict of interest exists between Newton, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

Disclosures and Reporting
Newton publishes various items related to it’s approach, engagements and proxy voting decisions. Newton’s Proxy Voting Policy and procedures is also summarized in its Form  ADV, which is filed with the SEC and furnished to clients. Upon request, Newton will provide clients with information on how their proxies were voted by Newton.

In addition, Newton will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.

Securities Lending
Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.

Controls, Record Keeping and Auditing
Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX D

GLOSSARY

ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended.
American Beacon or the Manager	American Beacon Advisors, Inc.
BDCs	Business Development Companies
Beacon Funds	American Beacon Funds
Board	Board of Trustees
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems.
Dividends	A Fund’s distributions from net investment income.
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
EMU	The European Union’s Economic and Monetary Union
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHFA	Federal Housing Finance Agency
FHLMC	Federal Home Loan Mortgage Corporation
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
FNMA	Federal National Mortgage Association
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPO	Initial Public Offering
IRA	Individual Retirement Account
IRS	Internal Revenue Service
ISS	Institutional Shareholder Services
LLC	Limited Liability Company
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager.
Manager	American Beacon Advisors, Inc.
MLP	Master Limited Partnership
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts

D-1

NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
STRIPS	Separately traded registered interest and principal securities
TBA	To be announced security
Trust	American Beacon Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
UMBS	Uniform mortgage-backed security
Voluntary Action

When a Fund voluntarily participates in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders.

D-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 418, filed October 28, 2024 (“PEA 418”)
(2)(i)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund and American Beacon Global Evolution Frontier Markets Income Fund, are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

	(2)(ii)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018
(2)(iii)

Amendment to Designation of Series for American Beacon Developing World Income Fund, dated January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 401, filed February 27, 2023 (“PEA No. 401”)

(3)(i)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(3)(ii)	Amendment to Designation of Series for American Beacon FEAC Floating Rate Income Fund, dated January 3, 2023, is incorporated by reference to PEA No. 401
(3)(iii)

Amendment to Designation of Series for American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 414, filed May 24, 2024 (“PEA No. 414”)

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017

(9)(i)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(9)(ii)	Certificate of Designation for American Beacon AHL Target Risk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
	(9)(iii)	Amendment to Designation of Series for American Beacon EAM International Small Cap Fund, dated January 23, 2023, is incorporated by reference to PEA No. 401
	(10)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(11)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(11)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(12)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

	(13)	Certificate of Designation for American Beacon AHL Multi-Alternatives Fund, dated May 25, 2023, is incorporated by reference to Post-Effective Amendment No. 407, filed August 16, 2023 (“PEA No. 407”)
(14)

Certificate of Designation for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, dated June 25, 2024, is incorporated by reference to Post-Effective Amendment No. 415, filed August 14, 2024 (“PEA No. 415”)

(b)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 418
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

2

Number		Exhibit Description
(d)	(1)(A)(i)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411, filed February 9, 2024 (“PEA No. 411”)

(1)(A)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

(1)(A)(iii)

Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412, filed February 23, 2024

(1)(A)(iv)

Third  Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413, filed April 29, 2024 (“PEA No. 413”)

(1)(A)(v)

Fourth    Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

(1)(A)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to PEA No. 414

(1)(A)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to Post-Effective Amendment No. 419, filed November 14, 2024 (“PEA No. 419”)

	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(C)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(D)	Management Agreement between American Beacon Cayman Multi-Alternatives Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(A)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(B)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(D)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(F)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(F)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, effective as of November 19, 2024, is incorporated by reference to Post-Effective Amendment No. 422, filed December 23, 2024 (“PEA No. 422”)

(2)(G)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(H)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

3

Number		Exhibit Description
(2)(L)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 9, 2024, is incorporated by reference to PEA No. 411
	(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(P)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated January 26, 2024, is incorporated by reference to PEA No. 413
(2)(P)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and  Shapiro Capital Management, LLC, dated February 27, 2024, is incorporated by reference to PEA No. 413

(2)(Q)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Newton Investment Management North America, LLC, dated March 14,   2024, is incorporated by reference to PEA No. 413

	(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and abrdn Investments Limited, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(S)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(U)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(V)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(W)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413
	(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and EAM Global Investors LLC, effective December 29, 2023, is incorporated by reference to PEA No. 411
(2)(Y)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and First Eagle Alternative Credit, LLC, effective December 29, 2023, is incorporated by reference to PEA No. 411

(2)(Z)

Investment Advisory Agreement among American Beacon Cayman Multi-Alternatives Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Numeric Investors LLC, dated April 16, 2024, is incorporated by reference to PEA No. 414
	(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., dated August 21, 2024, is incorporated by reference to PEA No. 419
(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(3)

Second Amendment to Distribution Agreement  among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 419

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355, filed October 25, 2019
(4)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

(5)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020

4

Number		Exhibit Description
(6)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

(7)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed August 28, 2020 (“PEA No. 374”)

	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

(10)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

(11)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

	(12)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to PEA No. 401
	(13)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to PEA No. 407
	(14)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414
	(15)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 29, 2024, is incorporated by reference to PEA No. 419
(h)	(1)(A)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402, filed March 22, 2023
	(1)(B)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
	(1)(C)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(1)(D)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective November 1, 2024, is incorporated by reference to PEA No. 419
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

5

Number	Exhibit Description
(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022

(2)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(2)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

(2)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of January 19, 2024, is incorporated by reference to PEA No. 411

(2)(Q)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(2)(R)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement  between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 419

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(3)(H)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399, filed December 23, 2022 (“PEA No. 399”)

(3)(I)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

6

Number	Exhibit Description
(3)(J)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(3)(K)

Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

(3)(L)

Eleventh Amendment to Securities Lending Authorization Agreement    between the American Beacon Funds and State Street Bank and Trust Company, effective October 14, 2024, is incorporated by reference to PEA No. 419

(4)

Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016

(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(5)(C)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(5)(D)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(5)(E)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

(5)(F)

Fifth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated December 7, 2023, is incorporated by reference to PEA No. 414

(5)(G)

Sixth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(10)(A)

Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, American Beacon ARK Transformational Innovation Fund, American Beacon SSI Alternative Income Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon TwentyFour Sustainable Short Term Bond Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon EAM International Small Cap Fund R5 Class Shares, American Beacon AHL TargetRisk Fund, American Beacon Man Large Cap Growth Fund (formerly named the American Beacon Bridgeway Large Cap Growth Fund), American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, effective December 15, 2023, is incorporated by reference to PEA No. 411

(10)(B)

Fee Waiver/Expense Reimbursement Agreementfor American Beacon FEAC Floating Rate Income Fund, American Beacon SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund, effective January 1, 2024, is incorporated by reference to Post-Effective Amendment No. 410, filed December 29, 2023 (“PEA No. 410”)

(10)(C)	Investment Adviser Fee Waiver Agreement for American Beacon SSI Alternative Income Fund, effective December 29, 2023, is incorporated by reference to PEA No. 411
(10)(D)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Multi-Alternatives Fund, effective January 1, 2024, is incorporated by reference to PEA No. 413

7

Number		Exhibit Description
	(10)(E)	Fee Waiver/Expense Reimbursement Agreement for American Beacon EAM International Small Cap Fund Y and Investor Class Shares, effective March 1, 2024, is incorporated by reference to PEA No. 413
(10)(F)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund’s R6 and R5 Class shares, and American Beacon Ninety One International Franchise Fund, effective July 31, 2024, is incorporated by reference to PEA No. 415

	(10)(G)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Global Franchise Fund’s Y Class shares, effective November 25, 2024, is incorporated by reference to PEA No. 422
(i)		Opinion and consent of counsel — (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm - (to be filed by amendment)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 407

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., revised December 31, 2022, is incorporated by reference to PEA No. 411
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2023, is incorporated by reference to PEA No. 411
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, as revised December 30, 2022, is incorporated by reference to PEA No. 411
	(5)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to Post-Effective Amendment No. 393, filed February 22, 2022 (“PEA No. 393”)
	(6)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, is incorporated by reference to PEA No. 393
	(7)	Code of Conduct for The Bank of New York Mellon Corporation, parent company of Newton Investment Management North America, LLC, dated 2022, is incorporated by reference to PEA No. 411
	(8)	Code of Ethics of Strategic Income Management, LLC, dated February 2024, is incorporated by reference to PEA No. 422
	(9)	Code of Ethics of Massachusetts Financial Services Company, dated December 8, 2022, is incorporated by reference to PEA No. 401
	(10)	Code of Ethics for Stephens Investment Management Group, LLC, dated February 2023, is incorporated by reference to Post-Effective Amendment No. 403, filed April 27, 2023
	(11)	Code of Ethics for The London Company of Virginia, LLC, is incorporated by reference to PEA No. 410
	(12)	Code of Ethics for Global Evolution USA, LLC, dated February 2024, is incorporated by reference to PEA No. 414
	(13)	Code of Ethics for AHL Partners LLP, amended October 11, 2023, is incorporated by reference to PEA No. 414
	(14)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated February 2023, is incorporated by reference to PEA No. 411
	(15)	Code of Ethics for ARK Investment Management LLC, dated October 2, 2023, is incorporated by reference to PEA No. 418
	(16)	Code of Ethics for TwentyFour Asset Management (US) LP, dated February 2024, is incorporated by reference to PEA No. 418
	(17)	Code of Ethics for Shapiro Capital Management, LLC, dated June 30, 2024, is incorporated by reference to PEA No. 418

8

Number	Exhibit Description
(18)	Code of Ethics for abrdn Investments Limited, is incorporated by reference to PEA No. 414
(19)	Code of Ethics for SSI Investment Management LLC, dated June 24, 2024, is incorporated by reference to PEA No. 418
(20)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised September 1, 2023, is incorporated by reference to PEA No. 411
(21)	Code of Ethics for National Investment Services of America, LLC, dated February 2024, is incorporated by reference to PEA No. 414
(22)	Code of Ethics for DePrince, Race & Zollo, Inc., dated August 2023, is incorporated by reference to PEA No. 411
(23)	Code of Ethics for EAM Global Investors LLC, effective October 31, 2022, is incorporated by reference to Post-Effective Amendment No. 400, filed December 30, 2022
(24)	Code of Ethics for First Eagle Alternative Credit, LLC, effective April 2012 and revised January 1, 2023, is incorporated by reference to PEA No. 410
(25)	Code of Ethics for Numeric Investors LLC, amended October 11, 2023, is incorporated by reference to PEA No. 414
(26)	Code of Ethics for Ninety One North America, Inc., effective November 1, 2023, is incorporated by reference to PEA No. 415
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2024, is incorporated by reference to PEA No. 411

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL Multi-Alternatives Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Multi-Alternatives Company, Ltd. (“Multi-Alternatives Subsidiary”), a company organized under the laws of the Cayman Islands. The Multi-Alternatives Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Multi-Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

9

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross

10

negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with abrdn Investment Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11

9.  Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with EAM Global Investors LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with First Eagle Alternative Credit, LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act (“Manager Affiliate”) or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, and any Manager Affiliate, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein; provided, however, that in no case is the Adviser’s indemnity in favor of the Trust, the Manager or Manager Affiliate deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the

12

Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Company provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Newton Investment Management North America, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Numeric Investors LLC provides that:

13

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided, however, that the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its Shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Covered Persons. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Person under such laws. Neither the Manager nor the Trust shall have any liability to the Covered Persons or any third party arising out of or related to this Agreement, provided however, that the Manager and the Trust agree to indemnify and hold harmless, the Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Covered Persons may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s or the Trust’s responsibilities to the Covered Persons which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s or the Trust’s obligations and/or duties under this Agreement by either of the Manager or the Trust or by any of their directors, officers, employees, agents, or any affiliate acting on behalf of either. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation

14

under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

15

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member

16

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Assistant Treasurer, Vice President, Tax and Fund Reporting

Resolute Investment Services, Inc.: Vice President, Fund and Tax Reporting
Resolute Investment Managers, Inc.: Vice President, Fund and Tax Reporting
American Private Equity Management, LLC: Assistant Treasurer
American Beacon Cayman Transformational Innovation Company, Ltd.: Assistant Treasurer
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer
American Beacon Cayman TargetRisk Company, Ltd.: Treasurer
American Beacon Cayman Trend Company, Ltd.: Treasurer
American Beacon Funds Complex: Principal Accounting Officer and Treasurer

Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute Investment Holdings, LLC: Secretary
Resolute    Topco, Inc.:    Secretary
Resolute Acquisition, Inc.:    Secretary
Resolute Investment Managers, Inc.:    Senior Vice President
Resolute Investment Distributors, Inc.: Secretary
Resolute Investment Services, Inc.:    Senior Vice President, Secretary and General Counsel
Continuous Capital, LLC: Vice President and Secretary
American Private Equity Management, LLC:    Secretary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary
American Beacon Cayman TargetRisk Company, Ltd:    Secretary
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer

Melinda S. Blackwill; Assistant Treasurer, Vice President and Controller	Resolute Investment Managers, Inc.: Vice President and Controller Resolute Investment Services, Inc.: Vice President and Controller
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President American Private Equity Management, L.L.C.: Vice President
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Emily Dowden; Vice President, Marketing

Westwood Management: Vice President (2022-2024)
Resolute Investment Managers, Inc.: Vice President, Marketing (August 2024-Present)
Resolute Investment Services, Inc.: Vice President, Marketing (August 2024-Present)
American Beacon Funds Complex: Vice President (August 2024-Present)

Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director
RSW Investments Holdings LLC: Director
Shapiro Capital Management LLC: Director
SSI Investment Management LLC: Director
American Beacon Advisors, Inc.: Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

17

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Treasurer
Resolute Investment Holdings, LLC: Treasurer
Resolute Acquisition, Inc.:    Treasurer
Resolute Investment Managers, Inc.:    Senior Vice President, Treasurer and    CFO
Resolute Investment Services, Inc.:    Senior Vice President, Treasurer and  CFO
American Private Equity Management,   L.L.C.:    Treasurer
Continuous Capital, LLC: Treasurer
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director, Vice President, Treasurer (2014-2022)
American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President, Treasurer (2018-2022)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Director and Vice President
American Beacon Cayman Trend Company, Ltd.:    Director and Vice President
American Beacon Funds Complex: Vice President

Kirstin Hill; Director	Social Finance: President & COO
Terri L. McKinney; Senior Vice President, Enterprise Services

Resolute Investment Managers, Inc.:    Senior Vice President, Enterprise Services
Resolute Investment Services, Inc.:    Senior Vice President, Enterprise Services
Resolute Investment Distributors, Inc.:    Director, Vice President
Continuous Capital, LLC:    Vice President
American Beacon Funds Complex: Vice President

Teresa A. Oxford; Assistant Secretary and Deputy General Counsel

Resolute Investment Managers, Inc.:    Deputy General Counsel, Assistant Secretary, Associate General Counsel
Resolute Investment Services, Inc:    Deputy General Counsel, Assistant Secretary, Associate General Counsel
Resolute Investment Distributors, Inc.: Assistant Secretary
Continuous Capital, LLC.: Assistant Secretary
American Beacon Funds Complex: Assistant Secretary

Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology Resolute Investment Services, Inc.: Vice President, Information Technology
Christina E. Sears; Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President
Resolute Investment Services, Inc.: Vice President
Resolute Investment Distributors, Inc.: Vice President
American Private Equity Management, LLC: Chief Compliance Officer
RSW  Investments Holdings, LLC:  Chief Compliance Officer
Continuous Capital, LLC.: Vice President
American Beacon Funds Complex: Vice President and Chief Compliance Officer

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Resolute Investment Managers, Inc.: Assistant Treasurer Resolute Investment Services, Inc.: Assistant Treasurer
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital

18

Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

abrdn Investments Limited (“aIL”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Developing World Income Fund. The principal address of aIL is 10 Queens Terrace, Aberdeen, UK, AB10 1XL. Information as to the officers and directors of abrdn is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL Multi-Alternatives Fund, and American Beacon AHL TargetRisk Fund. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation,  is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789.   Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

EAM  Global Investors LLC  (“EAM”), is a registered investment adviser and is an investment sub-advisor for the American Beacon EAM  International Small Cap Fund. The principal address of EAM  is 215 Highway 101, Suite 216, Solana Beach, CA 92075. Information as to the officers and directors of EAM  is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 170870), and is incorporated herein by reference.

First Eagle Alternative Credit, LLC  (“First Eagle”), is a registered investment adviser and is an investment sub-advisor for the American Beacon FEAC Floating Rate Income Fund. The principal address of First Eagle is 500 Boylston Street, Suite 1250, Boston, MA 02116.   Information as to the officers and directors of First Eagle is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 150900), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Developing World Income Fund. The principal address of Global Evolution is 250 Park Avenue, 15th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Financial ApS  and is located at Buen 11, 2nd floor, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

19

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Newton Investment Management North America, LLC (“NIMNA”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. NIMNA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). The principal address of NIMNA is BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Information as to the officers and directors of NIMNA is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 312937), and is incorporated herein by reference.

Ninety One North America, Inc (“Ninety One”) is a registered investment adviser and is an investment sub-advisor for the  American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, NY 10022. Information as to the officers and directors of Ninety One is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 167922), and is incorporated herein by reference.

Numeric Investors LLC (“Numeric”), is a registered investment advisory firm formed in 1989. Numeric is a limited liability company that is a wholly-owned indirect subsidiary of Man Group plc (“Man”) and is an investment sub-advisor to the American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value  Fund. The principal address of Numeric is  200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210. Information as to the Officers and Directors of Numeric is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 131684) and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. Information as to the officers and directors of  SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon The London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

20

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Sustainable Short Term Bond Fund. The principal address of TwentyFour is 66 Hudson Boulevard, 34th Floor, Suite 3401, New York, NY 10001. Information as to the officers and directors of TwentyFour is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gregory J. Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chief Executive Officer and President	President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Teresa A. Oxford	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 423 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on December 27, 2024.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 423 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	December 27, 2024
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer	December 27, 2024
Sonia L. Bates	and Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	December 27, 2024
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	December 27, 2024
Joseph B. Armes

Gerard J. Arpey*	Trustee	December 27, 2024
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	December 27, 2024
Brenda A. Cline

Eugene J. Duffy*	Trustee	December 27, 2024
Eugene J. Duffy

Claudia A. Holz*	Trustee	December 27, 2024
Claudia A. Holz

Douglas A. Lindgren*	Trustee	December 27, 2024
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	December 27, 2024
Barbara J. McKenna
* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

22

EXHIBIT INDEX

Type	Description
None

23